Exhibit (c)(7)

Confidential Project Pelican Preliminary Discussion Materials for the Board of Directors Real Estate Investment Banking July 8, 2016

KeyCorp & KeyBanc Capital Markets KeyBanc Capital Markets is a trade name under which the corporate and investment banking products and services of KeyCorp and its subsidiaries, KeyBanc Capital Markets Inc., Member NYSE/FINRA/SIPC, and KeyBank National Association (“KeyBank N.A.”), are marketed. Securities products and services are offered by KeyBanc Capital Markets Inc. and by its licensed securities representatives. Banking products and services are offered by KeyBank N.A. A number of our corporate and institutional team members are employed by both KeyBanc Capital Markets Inc. and KeyBank N.A. These “dual employees” are licensed securities representatives of KeyBanc Capital Markets Inc., and they are there to better serve your needs, by making available both securities and banking products and services. Further, in connection with our effort to deliver a comprehensive array of banking and securities products and services to you in a seamless manner, from time to time KeyBank N.A. and KeyBanc Capital Markets Inc. will share with each other certain non-public information that you provide to us. Of course, as always, this information will not be shared or otherwise disclosed outside of the KeyCorp organization without your express permission. Please also be assured that, as with other banks and broker-dealers, KeyBank N.A. and KeyBanc Capital Markets Inc. adhere to established internal procedures to safeguard your corporate information from areas within our organization that trade in or advise clients with respect to the purchase and sale of securities. THE OBLIGATIONS OF KEYBANC CAPITAL MARKETS INC. ARE NOT OBLIGATIONS OF KEYBANK N.A. OR ANY OF ITS AFFILIATE BANKS, AND NONE OF KEYCORP’S BANKS ARE RESPONSIBLE FOR, OR GUARANTEE, THE SECURITIES OR SECURITIES-RELATED PRODUCTS OR SERVICES SOLD, OFFERED OR RECOMMENDED BY KEYBANC CAPITAL MARKETS INC. OR ITS EMPLOYEES. SECURITIES AND OTHER INVESTMENT PRODUCTS SOLD, OFFERED OR RECOMMENDED BY KEYBANC CAPITAL MARKETS INC., IF ANY, ARE NOT BANK DEPOSITS OR OBLIGATIONS AND ARE NOT INSURED BY THE FDIC. 2

Table of Contents Section I Executive Summary Section II Portfolio Overview Section III Individual Property Overviews Section IV Preliminary Valuation Appendix Benchmarking Analysis 3

Confidential Executive Summary

Executive Summary KeyBanc Capital Markets (“KeyBanc” or “KBCM”) is pleased to have the opportunity to discuss initial thoughts on the characteristics and valuation of the Pelican Portfolio (the “Portfolio” or “Pelican”) ▪ KBCM has analyzed the 19 property Pelican Portfolio. Information we received included: – All public filings, – ARGUS projections for each asset, – Board book and portfolio snapshot files from Pelican, and – Individual property investment committee memos ▪ The Pelican Portfolio contains solid operators / tenants, quality assets, but less than 2% annual NOI growth Senior Housing Assets (2 properties) – Meridian (NNN) and Frontier (RIDEA) are strong operators that cross over with HTI operator base – The two seniors housing assets are newer construction (2009) and 100% private pay with strong occupancy (Arcadian=94% and Cedarhurst=95%) – Both assets are located in small rural areas that are exposed to limited new supply MOB Assets (17 properties) – MOB portfolio is a good portfolio in terms of age, geographic diversity, tenants and occupancy – Assets have a highly rated tenant base (>50% of NOI from investment grade tenants) – 71% of sq. ft. of MOB assets (11 of 17 properties) have tenants affiliated with the local hospital providers – Remaining lease term is 6.6 years with 20% of the assets with less than 4 years lease term – Portfolio occupancy is 97% and the average age is 9 years Source(s): Company Materials 5

Executive Summary (cont’d.) ▪ KeyBanc believes the current cost basis of the portfolio of $127.8 million is an appropriate valuation for the portfolio, representing a per share value of $19.96 – Includes $16.7 million of cash, $5.1 million of outstanding debt and a 2.0% disposition fee for AR Capital – Reflects existing share count of 6.8 million – Implied cap rate of 6.91%(1) with MOB implied $/SF of $295.89 and $/Unit of $136,458 for senior housing assets ▪ From what we understand, Pelican’s advisors have reached out to a limited number of buyers – We believe current competition is AFIN with an all stock offer – Portfolio is unlikely to attract the public REITs or institutional private equity buyers ▪ We may have a window to acquire the portfolio at a discount – KeyBanc would recommend a 10% discount to cost implying a cash offer of $115(2) million or $18.13 per share (7.6% implied Cap Rate) Implied Price at Cost Value in ($MMs) Per Share Value Asset Purchase Price $127.8 $18.67 Plus: Cash 16.7 $2.44 Less: Debt (5.1) ($0.74) Purchase Price before Fees $139.4 $20.36 Less: ARC 2% Disposition Fee (2.8) ($0.41) Total Cost $136.6 $19.96 Divided by: Share Count 6.8 Purchase Price per Share $19.96 Implied 2016 Cap Rate (1) 6.91% Implied $/ SF - MOBs (1) $295.89 Implied $/ Unit - Senior Housing (1) $136,458 Implied Price at 10% Discount to Cost Value in ($MMs) Per Share Value Asset Purchase Price $127.8 $18.67 Proposed Reduction (10.0%) ($1.87) Reduced Purchase Price $115.0 $16.80 Plus: Cash 16.7 $2.44 Less: Debt (5.1) ($0.74) Purchase Price before Fees $126.6 $18.50 Less: ARC 2% Disposition Fee (2.5) ($0.37) Total Cost $124.1 $18.13 Divided by: Share Count 6.8 Purchase Price per Share $18.13 Implied 2016 Cap Rate (1) 7.60% Implied $/ SF - MOBs (1) $266.30 Implied $/ Unit - Senior Housing (1) $122,813 Source(s): Company Materials (1) Cap rate based on total cost, implied $/SF and $/Unit metrics based on asset purchase price (2) Including $16.7mm of cash on balance sheet, $5.1mm of debt, and a 2.0% ARC disposition fee, the net purchase prices equals $124.1mm 6

Executive Summary (cont’d.) ▪ An acquisition of Pelican provides a number of potential benefits: – Adds assets which are well known to our organization – Further strengthens exposure to in-favor MOB assets across existing portfolio at a reasonable price – Provides a growth opportunity going forward in the event a sale process does not provide an attractive offer – Increases overall portfolio occupancy – Broadens tenant/operator base – Greater private pay focused asset base in pro forma portfolio – Aggregated portfolio without paying premium – Marketed process helps cleanse potential blemishes from an affiliated deal – Ability to structure into sale process in a similar fashion to ongoing asset sales Source(s): Company Materials 7

Executive Summary (cont’d.) ▪ However, the Board should consider a number of factors regarding an acquisition of Pelican: – Concerns around acquisition of an affiliated entity – Relatively small portfolio does not move the needle – Certain assets have relatively short remaining lease term – Transaction is being marketed, will most likely generate additional competition – Limited NOI growth in Pelican Portfolio – Potential to create distractions in HTI sale process ▪ Pelican provides an opportunity to acquire an aggregated portfolio of known assets with good quality, and despite potential for distractions, could be integrated into the broader portfolio at a reasonable price Source(s): Company Materials 8

Confidential Overview of Pelican’s Portfolio

Overview of Pelican’s Portfolio Pelican’s portfolio of 19 assets is geographically diverse – spanning 10 states across the US Medical Office Buildings NNN Seniors Housing RIDEA Seniors Housing Source(s): Company Materials 10

Pelican Portfolio Summary

Portfolio Summary

Total Square Feet / Units	467,923 / 120
Number of States	10
Number of Properties	19
MOB Square Feet	376,573
Portfolio Occupancy	97.0%
Aggregate Acquisition Price	$127.8mm
2015/2016E Net Operating Income	$9.1mm/$9.4mm
Weighted Average Property Age [(1)]	9 Years
Total Debt (Philip Professional Center Note) [(2)]	$5.1mm

NOI Breakdown

State	2015 NOI ($000s)	% of NOI
Illinois	$2,746	30.3%
Georgia	1,103	12.2%
Michigan	1,103	12.2%
Florida	1,022	11.3%
Minnesota	1,009	11.1%
Arizona	494	5.4%
Ohio	421	4.6%
Iowa	412	4.5%
Texas	407	4.5%
Kentucky	350	3.9%
Total	**$9,067**	**100.0%**

Portfolio Map



Medical Office Buildings
NNN Seniors Housing
RIDEA Seniors Housing

Top Tenants / Operators

Top Tenants / Operators	1Q16 NOI Ann. ($000s)	% of NOI	Moody's/S&P Rating
Presence Health	$1,208	12.9%	Baa2 / NA
Beaumont Health	1,072	11.5%	A1 / A
Summit Orthopedics, Ltd.	1,012	10.8%	NA
Cedarhurst Senior Living, LLC	916	9.8%	NA
United States of America (GSA)	780	8.4%	Aa1 / NA
Dignity Health	536	5.7%	A3 / NA
Northside Hospital, Inc.	520	5.6%	NA
The MetroHealth System	464	5.0%	A3 / NA
Iowa Physicians Clinic Medical Foundation	448	4.8%	Aa3 / NA
Meridian Senior Living, LLC	416	4.5%	NA
Others	1,964	21.0%	(3)
Total	**$9,336**	**100.0%**	

Source: Company materials

(1) Weighted by square feet and age based on built or most recent renovation

(2) Philip Professional Center note has a fixed rate of 4.0% and matures in October 2019, and is open for pre-payment without a premium beginning April 1, 2019

(3) Other notable tenant credit ratings include Texas Health Resources (Rockwall) rated "A1" by Moody's and "AA" by S&P; DaVita Healthcare (DaVita Dialysis & DaVita Bay Breeze) rated "Ba3" by Moody's and "BB" by S&P; Northside Hospital (Decatur MOB) rated "Baa2" by Moody's; MetroHealth System (MetroHealth Buckeye Health Center) rated "A3" by Moody's; Kaiser Permanente (Philip Professional Center) rated "A+" by S&P and Fitch

KeyBanc Capital Markets

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Property Listing

Property / Portfolio	Location	Yr. Built / Reno.	Primary Tenant	Acquisition Date	Rentable Square Feet	M / S Tenant NNN / RIDEA	Occupancy
Medical Office Buildings							
DaVita Bay Breeze Dialysis Center	Largo, FL	2012	DaVita Bay Breeze-Largo	Mar-15	7,247	S	100.0%
RAI Care Center	Palm Harbor, FL	1973 / 2009	RAI Care Centers of Florida	Apr-15	14,936	M	100.0%
DaVita Dialysis	Hudson, FL	1973 / 2009	Total Renal Care, Inc.	May-15	8,984	M	100.0%
Rockwall Medical Plaza	Rockwall, TX	2009	PedMed Rockwall, LLC	Jun-15	18,176	M	100.0%
Decatur MOB	Decatur, GA	1993	Georgia Cancer Specialists	Jul-15	20,800	S	100.0%
MetroHealth Buckeye Health Center	Cleveland, OH	2005	MetroHealth System	Aug-15	25,070	S	100.0%
Philip Professional Center (2 buildings)	Lawrenceville, GA	2008	Kaiser Foundation of GA	Aug-15	31,483	M	93.9%
Illinois CancerCare Clinic	Galesburg, IL	2014	Illinois CancerCare, P.C.	Aug-15	9,211	S	100.0%
Galesburg VA Outpatient Clinic	Galesburg, IL	2013	The United States of America	Aug-15	9,979	S	100.0%
Woodlake Office Center	Woodbury, MN	2009	Summit Orthopedics	Sep-15	36,375	S	100.0%
Greenfield Medical Center	Gilbert, AZ	2001	SMI Imaging, LLC	Oct-15	28,489	M	100.0%
Lee Memorial Health System Outpatient Center	Fort Myers, FL	1998	Lee Memorial Health System	Oct-15	24,174	S	100.0%
Beaumont Medical Center	Warren, MI	2005	William Beaumont Hospital	Dec-15	35,219	M	95.2%
Madison Medical Plaza	Joliet, IL	2007	Presence Health	Dec-15	70,023	M	89.4%
UnityPoint Muscatine	Muscatine , IA	2015	UnityPoint Clinic	Dec-15	21,767	S	100.0%
UnityPoint Moline	Moline , IL	2013	Trinity Medical Center	Dec-15	14,640	S	100.0%
Medical Office Buildings Total					*376,573*		*97.1%*
NNN Seniors Housing							
Arcadian Cove Assisted Living	Richmond, KY	2009	Meridian Senior Living	Aug-15	34,650 SF / 49 Units	NNN	100.0% (1)
NNN Seniors Housing					*34,650 SF / 49 Units*		*100.0%*
RIDEA Seniors Housing							
Cedarhurst of Collinsville	Collinsville, IL	2009	Cedarhurst Senior Living, LLC	Aug-15	56,700 SF / 71 Units	RIDEA	94.7%
RIDEA Seniors Housing					*56,700 SF / 71 Units*		*94.7%*
Total Portfolio					*467,923*		*97.0%*

Source: Company materials, SEC filings
(1) Operating occupancy of 94.1% as of 3/31/2016

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Property Listing (cont'd.)

Property / Portfolio	Location	Remaining Lease Term (Years)	Purchase Price ($ 000s)	Purchase Cap Rate	Rent Increases (annually)	Affiliated / Non Affiliated	On/Off Campus
Medical Office Buildings							
DaVita Bay Breeze Dialysis Center	Largo, FL	11.2	$1,650	6.95%	2.0%	Non-affiliated	Off campus
RAI Care Center	Palm Harbor, FL	8.7	4,750	7.23%	CPI; 3.0% max	Non-affiliated	Off campus
DaVita Dialysis	Hudson, FL	8.5	2,725	7.20%	CPI; 3.0% max	Non-affiliated	Off campus
Rockwall Medical Plaza	Rockwall, TX	4.0	6,639	6.81%	1.9% (1)	Non-affiliated	On campus
Decatur MOB	Decatur, GA	6.6	5,100	6.92%	2.0%	Affiliated	Off campus
MetroHealth Buckeye Health Center	Cleveland, OH	4.1	5,550	7.59%	0.0%	Affiliated	Off campus
Philip Professional Center (2 buildings)	Lawrenceville, GA	12.4	9,000	6.50%	2.5% (2)	Affiliated	Off campus
Illinois CancerCare Clinic	Galesburg, IL	8.4	3,400	7.27%	2.0%	Affiliated	Off campus
Galesburg VA Outpatient Clinic	Galesburg, IL	7.3	2,630	7.03%	0.0%	Affiliated	Off campus
Woodlake Office Center	Woodbury, MN	6.5	14,900	6.77%	2.0%	Non-affiliated	Off campus
Greenfield Medical Center	Gilbert, AZ	3.7	7,000	7.04%	3.0%	Affiliated	Off campus
Lee Memorial Health System Outpatient Center	Fort Myers, FL	2.5	5,275	7.16%	CPI; 3.0% max	Non-affiliated	Off campus
Beaumont Medical Center	Warren, MI	5.8	13,650	6.67%	3.0%	Affiliated	Off campus
Madison Medical Plaza	Joliet, IL	5.4	19,500	6.28%	3.0%	Affiliated	On campus
UnityPoint Muscatine	Muscatine , IA	9.0	5,886	7.00%	0.0% / 10% (3)	Affiliated	Off campus
UnityPoint Moline	Moline , IL	7.8	3,767	7.00%	0.0% / 10% (3)	Affiliated	Off campus
Medical Office Buildings Total		***6.6***	***$111,423***				
NNN Seniors Housing							
Arcadian Cove Assisted Living	Richmond, KY	14.4	$4,775	7.37%	2.5%	NA	NA
NNN Seniors Housing		***14.4***	***$4,775***				
RIDEA Seniors Housing							
Cedarhurst of Collinsville	Collinsville, IL	NA	$11,600	7.14%	NA	NA	NA
RIDEA Seniors Housing			***$11,600***				
Total Portfolio		***7.1***	***$127,798***	***6.86%***			

KeyBanc Capital Markets

Source: Company materials, SEC filings
(1) Average annual rent increase of all leases
(2) VA building has annual rent increase of 1.6%
(3) One time rent increase of 10% in 2020

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Top Tenants / Operators

Tenant / Asset	Overview	Tenant / Asset	Overview
Presence Health (12.9% of NOI) *Madison Medical Plaza*	▪ Presence Health is the **second largest health system based in Illinois**, with more than 150 locations around the state, including 11 hospitals, 27 long-term care and senior living facilities, more than 50 primary and specialty care clinics, and 6 home health agencies ▪ The health system has hospital operations throughout Chicago, as well as in Des Plains, Evanston, Aurora, Elgin, Joliet, Kankakee, Urbana, and Danville ▪ Rated **"Baa2"/"BBB+"** by Moody's and S&P, respectively ▪ Presence Health leases 58.2% of the assets' square feet (65% of the occupied square feet)	Frontier Management (9.8% of NOI) *Cedarhurst of Collinsville*	▪ Frontier Management is a national operator of seniors housing facilities committed to providing best-in-class service to improve the lives of its residents each day ▪ Headquartered in Portland, Oregon, Frontier currently manages over sixty properties located in nine states ▪ The majority of Frontier's properties are in the Pacific Northwest, but the operator is growing in the Midwest and currently operates eight communities in the region ▪ Frontier operates 9 assets comprised of 734 units with annualized NOI of approximately $9.2 million for HTI
Beaumont Health (11.5% of NOI) *Beaumont Medical Center*	▪ Beaumont Health, a not-for-profit, is the **largest healthcare system in Southeast Michigan** with $4.1 billion in total revenues ▪ It consists of eight 8 hospitals with 3,399 beds, 168 outpatient sites 5,000 physicians and 35,000 employees ▪ In 2015, the combined organizations had 177,819 inpatient admissions, 17,151 births and 545,825 emergency visits ▪ It has affiliations with Oakland University William Beaumont School of Medicine, Michigan State University College of Osteopathic Medicine, and Wayne State University School of Medicine ▪ Rated "**A1"/"A**" by Moody's and S&P, respectively ▪ Beaumont Health leases 56.7% of the assets' square feet (60.0% of occupied square feet)	United States of America (GSA) (8.4% of NOI) *Galesburg VA / Philip Professional Center*	▪ The Veterans Health Administration is America's largest integrated health care system with over 1,700 sites of care, serving 8.76 million Veterans each year ▪ The VHA provides a broad range of primary care, specialized care, and related medical and social support services ▪ The VHA is also the Nation's largest integrated provider of health care education and training for physician residents and other health care trainees ▪ The Galesburg VA functions very similarly to a typical doctor's office and provides primary care, preventative health, and wellness services ▪ The Philip Professional Center location provides counseling, family therapy and readjustment counseling services
Summit Orthopedics (10.8% of NOI) *Woodlake Office Center*	▪ Summit Orthopedics was founded over 25 years ago and is **one of Minnesota's largest orthopedic groups** ▪ The group is headquartered in Woodbury, Minnesota and is home to over 40 surgeons and non-operative physicians offering a full spectrum of orthopedic sub-specialty care ▪ Summit has more than 500 full-time employees providing quality care at its numerous locations throughout Minnesota	Dignity Health (5.7% of NOI) *Greenfield Medical Center*	▪ Founded in 1986, and headquartered in San Francisco, Dignity Health is the **fifth largest health system in the nation and the largest hospital provider in California** ▪ Dignity Health is comprised of 39 hospitals and more than 400 care centers in communities across California, Arizona, and Nevada ▪ The system is made up of more than 60,000 caregivers and staff who deliver excellent care to diverse communities across 21 states ▪ **Rated "A" by Moody's**

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Demographics by Property 2018 2013-2018 2018 Median 13-'18 Median 2018 13-'18 Population Property Population Population Rate Households Income Households Inc. CAGR Population 75+ 75+ CAGR 3 mile 5 mile 3 mile 5 mile 3 mile 5 mile 3 mile 5 mile 3 mile 5 mile 3 mile 5 mile DaVita Bay Breeze Dialysis Center - Largo, FL 103,022 225,881 0.35% 0.28% $46,275 $49,064 3.13% 3.41% 14,629 30,494 6.27% 7.79% RAI Care Center - Clearwater, FL 104,336 213,975 0.15% 0.25% $51,849 $54,433 3.54% 3.42% 17,424 28,245 5.14% 6.06% DaVita Dialysis - Hudson, FL 35,832 71,522 0.56% 0.39% $35,542 $36,529 3.19% 2.71% 6,235 10,729 4.64% 4.75% Rockwall Medical Plaza - Rockwall, TX 34,765 87,637 2.22% 1.90% $87,396 $89,220 2.56% 2.61% 1,947 3,856 22.53% 20.87% Decatur MOB - Decatur, GA 92,218 286,850 0.70% 0.81% $59,702 $55,151 3.87% 3.47% 5,718 13,769 7.01% 8.63% MetroHealth Buckeye Health Center - Cleveland OH 155,027 337,679 (0.38%) (0.38%) $29,863 $35,265 3.03% 4.16% 10,697 24,988 2.59% 2.26% Philip Professional Center - Lawrenceville, GA 80,220 208,086 1.39% 1.58% $64,706 $76,410 3.62% 4.84% 2,567 5,826 10.58% 21.13% Galesburg VA Clinic / Illinois CancerCare Clinic 29,365 34,319 (0.15%) (0.15%) $37,353 $37,952 2.17% 1.90% 3,083 3,569 5.28% 6.43% Woodlake Office Center - Woodbury, MN 58,683 198,655 0.46% 0.63% $84,861 $71,597 3.88% 3.90% 2,993 9,734 4.35% 7.59% Greenfield Medical Center - Gilbert AZ 118,680 334,990 1.19% 1.27% $80,675 $68,497 4.78% 4.60% 5,578 24,119 10.79% 9.54% Lee Memorial Outpatient Center - Fort Myers, FL 61,782 152,957 1.45% 1.48% $54,226 $54,094 3.21% 3.36% 9,514 22,332 10.33% 12.25% Beaumont Medical Center - Warren MI 105,157 310,809 0.23% 0.15% $53,965 $52,354 3.60% 3.84% 11,462 26,729 3.04% 6.98% Madison Medical Plaza - Joliet, IL 85,507 177,390 0.21% 0.33% $54,439 $60,814 2.20% 2.78% 5,643 9,579 4.20% 5.58% UnityPoint Muscatine - Muscatine, IA 15,588 27,349 0.47% 0.27% $60,929 $57,787 4.05% 4.38% 1,029 1,832 7.22% 6.11% UnityPoint Moline - Moline, IL 46,646 98,872 (0.11%) (0.01%) $53,559 $51,236 2.44% 2.55% 4,851 9,096 7.76% 6.90% Arcadian Cove - Richmond, KY 19,564 39,925 0.84% 0.86% $33,437 $39,716 3.11% 3.50% 802 2,316 9.60% 14.24% Cedarhurst of Collinsville - Collinsville, IL 33,308 57,191 (0.28%) 0.02% $59,828 $68,884 3.10% 4.11% 2,365 3,832 6.10% 8.20% Total / Average 69,394 168,476 0.55% 0.57% $55,800 $56,412 3.26% 3.50% 6,267 13,591 7.50% 9.14% National Average (1) 3.50% $53,706 10.70% Source: SNL Financial, U.S. Census (1) National average represents 2015 estimates and 2015-2020 growth projections 15

Impact of the Pelican Portfolio HTI Pelican Pro Forma HTI Gross Real Estate Investment(1) Number of Properties Number of States Square Footage Units Occupancy% GLA from on-campus or affiliated MOBs Weighted Average Lease Term $2,349 Million $128 Million $2,476 Million 166 19 185 29 10 31 8,494,520 + 467,923 = 8,962,443 7,075 120 7,195 92% 97% 92% 85% 76% 84% 8.2 Years 7.1 Years 8.2 Years Source: Company materials, SEC filings, Q1 2016 Data book for HTI (1) HTI metric defined as “Gross Asset Value” from HTI Q1 2016 Data Book as of 3/31/2016 and Pelican metric defined as “base purchase price” from Pelican 3/31/2016 10-Q 16

Confidential Individual Property Overviews

Confidential MOB Property Overviews

DaVita Bay Breeze Dialysis Center

Property Overview

Location:	Largo, FL
Type:	Single tenant MOB
Purchase Price:	$1,650,000
Purchase Date:	3/6/2015
Year Built / Renovated:	2012
2015 Cash NOI:	$112,603
Occupancy:	100.0%
Primary Tenant:	DaVita Bay Breeze-Largo
Square Feet:	7,247
Remaining Lease Term:	11.2 yrs
Affiliated / On-Campus:	Non-affiliated / Off campus



Property Notes

- The DaVita Bay Breeze Dialysis Center is a 7,247 square feet free-standing medical office building located on 1.30 acres of land west of Ridge Road in west-central Pinellas County in Largo, Florida
- Single-story building, built-to-suit for Total Renal Care Inc., a wholly owned subsidiary of DaVita Healthcare Partners Inc. in 2012
- The original 15-year lease includes 2% annual escalations and is absolute triple-net in nature, whereby the tenant is responsible for all operating expenses, including repairs to the roof and structure
- DaVita is rated "Ba3" by Moody's and "BB" by S&P
- As of 6/15/2016 DaVita had a market capitalization of $15.6B and an enterprise value of $24.4B

Property Financials

	2016E	2017P	2018P	2019P	2020P
Gross Revenue	$116,512	$118,646	$120,819	$123,032	$125,284
Y / Y Growth		*1.8%*	*1.8%*	*1.8%*	*1.8%*
Operating Expenses	$0	$0	$0	$0	$0
Net Operating Income	$116,512	$118,646	$120,819	$123,032	$125,284
% Margin	*100.0%*	*100.0%*	*100.0%*	*100.0%*	*100.0%*
Y / Y Growth		*1.8%*	*1.8%*	*1.8%*	*1.8%*
TIs & LCs	$0	$0	$0	$0	$0
CapEx Reserve	0	0	0	0	0
Capital Costs	$0	$0	$0	$0	$0
Cash Flow Before DS	$116,512	$118,646	$120,819	$123,032	$125,284

Source(s): Company materials

KeyBanc Capital Markets

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DaVita Bay Breeze Dialysis Center

Nearby Hospitals

Name	Type	Beds	Distance (mi)
Largo Medical Center	STAC	363	1.43
Largo Medical Center - Indian Rocks Campus	STAC	177	1.61
Morton Plant Hospital	STAC	622	2.06
Bay Pines VA Healthcare System	STAC	NA	5.93
Saint Petersburg General Hospital	STAC	215	7.53
Northside Hospital	STAC	208	7.55
Mease Dunedin Hospital	STAC	112	8.29

Detailed Area Map



Demographic Summary

	3 mile	5 mile	10 mile	U.S. Average
2013 Population	101,216	222,757	543,923	-
2018 Population	103,022	225,881	551,476	-
2013-2018 Population Rate	0.35%	0.28%	0.28%	3.50%
2013 Households	47,154	102,629	247,489	-
2018 Households	48,015	104,169	251,033	-
2013 Median Households Income	$39,659	$41,482	$40,253	$53,706
2018 Median Households Income	$46,275	$49,064	$47,214	-
13-'18 Median Households Inc. Growth	3.13%	3.41%	3.24%	-
2013 Households Income ≥$50K	18,720	43,002	99,738	-
2013 Population 75+	13,766	28,290	63,095	-
2018 Population 75+	14,629	30,494	67,280	-
13-'18 Population 75+ Growth	6.27%	7.79%	6.63%	10.70%
2013 Median Home Value	$133,515	$139,047	$129,045	$191,227
2018 Median Home Value	$167,998	$175,729	$164,366	-
2013 Unemployment Rate	7.50%	6.80%	6.90%	6.20%

Source(s): Google Maps, American Hospital Directory, Inc., Company materials, SNL Financial, U.S. Census Bureau
Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections

⊕ Hospital

KeyBanc Capital Markets

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DaVita Bay Breeze Dialysis Center Property: DaVita Bay Breeze Dialysis Center Type: Single tenant MOB Square Footage: 7,247 FL Largo Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 21

RAI Care Center Property Overview Location: Palm Harbor, FL Type: Multi tenant MOB Purchase Price: $4,750,000 Purchase Date: 4/20/2015 Year Built / Renovated: 1973 / 2009 2015 Cash NOI: $337,584 Occupancy: 100.0% Primary Tenant: RAI Care Centers of Florida Square Feet: 14,936 Remaining Lease Term: 8.7 yrs Affiliated / On-Campus: Non-affiliated / Off campus Property Notes ▪ The RAI Care Center is located in Clearwater, FL, approximately 6.5 miles north of downtown in the Palm Harbor area within Pinellas County, the most densely populated county in Florida ▪ 14,916 square foot property originally built in 1973, but stripped to its concrete shell and extensively renovated in 2009 ▪ 100% occupied by three tenants: RAI Care Centers of Florida (61.8% of SF), a subsidiary of Fresenius Medical Care (NYSE: FMS), Renal Hypertension Center (14.7% of SF), and Tampa Bay Vascular Care (23.5% of SF) Property Financials 2016E 2017P 2018P 2019P 2020P Gross Revenue $430,027 $435,033 $443,318 $448,821 $456,786 Y / Y Growth 1.2% 1.9% 1.2% 1.8% Operating Expenses $81,757 $83,486 $85,345 $87,169 $89,088 Net Operating Income $348,270 $351,547 $357,973 $361,652 $367,698% Margin 81.0% 80.8% 80.7% 80.6% 80.5% Y / Y Growth 0.9% 1.8% 1.0% 1.7% TIs & LCs $0 $0 $0 $0 $0 CapEx Reserve 3,729 3,814 3,900 3,992 4,082 Capital Costs $3,729 $3,814 $3,900 $3,992 $4,082 Cash Flow Before DS $344,541 $347,733 $354,073 $357,660 $363,616 Source(s): Company materials 22

RAI Care Center Nearby Hospitals Name Type Beds Distance (mi) Mease Countryside Hospital STAC 303 1.92 Mease Dunedin Hospital STAC 112 3.18 Florida Hospital North Pinellas STAC 168 6.62 Morton Plant Hospital STAC 622 7.11 Largo Medical Center STAC 363 9.32 Detailed Area Map Demographic Summary 3 mile 5 mile 10 mile U ..S. Average 2013 Population 103,577 211,349 495,050 - 2018 Population 104,336 213,975 506,765 - 2013-2018 Population Rate 0.15% 0.25% 0.47% 3.50% 2013 Households 50,243 96,304 219,154 - 2018 Households 50,725 97,596 224,225 - 2013 Median Households Income $43,570 $46,009 $44,590 $53,706 2018 Median Households Income $51,849 $54,433 $53,027 - 13-'18 Median Households Inc. Growth 3.54% 3.42% 3.53% - 2013 Households Income ≥$50K 22,308 45,070 99,714 - 2013 Population 75+ 16,572 26,630 53,960 - 2018 Population 75+ 17,424 28,245 57,772 - 13-'18 Population 75+ Growth 5.14% 6.06% 7.06% 10.70% 2013 Median Home Value $141,109 $147,114 $150,754 $191,227 2018 Median Home Value $180,164 $187,547 $190,521 - 2013 Unemployment Rate 6.10% 6.10% 6.90% 6.20% Source(s): Google Maps, American Hospital Directory, Inc., Company materials , SNL Financial, U.S. Census Bureau Hospital Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections 23

RAI Care Center Property: RAI Care Center Type: Multi tenant MOB Square Footage: 14,936 FL Palm Harbor Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 24

DaVita Dialysis – Hudson, FL

Property Overview

Location:	Hudson, FL
Type:	Multi tenant MOB
Purchase Price:	$2,725,000
Purchase Date:	5/4/2015
Year Built / Renovated:	1973 / 2009
2015 Cash NOI:	$194,098
Occupancy:	100.0%
Primary Tenant:	Total Renal Care, Inc.
Square Feet:	8,984
Remaining Lease Term:	8.5 yrs
Affiliated / On-Campus:	Non-affiliated / Off campus



Property Notes

- The DaVita Dialysis Center is located in Hudson, FL on the campus of HCA's Regional Medical Center Bayonet Point, just east of U.S. Highway 19 in northwestern Pasco County, off State Road 52
- The Property was built in 1982 and is 100% occupied by two tenants, with an average remaining lease term of 8.5 years
- Tenants include Total Renal Care (60.2%), a subsidiary of DaVita Healthcare Partners (NYSE: DVA) and Renal Hypertension Center (39.8% of SF)

Property Financials

	2016E	2017P	2018P	2019P	2020P
Gross Revenue	$281,011	$286,512	$290,780	$296,214	$300,920
Y / Y Growth		*2.0%*	*1.5%*	*1.9%*	*1.6%*
Operating Expenses	$82,981	$84,856	$86,729	$88,683	$90,647
Net Operating Income	$198,030	$201,656	$204,051	$207,531	$210,273
% Margin	*70.5%*	*70.4%*	*70.2%*	*70.1%*	*69.9%*
Y / Y Growth		*1.8%*	*1.2%*	*1.7%*	*1.3%*
TIs & LCs	$0	$0	$0	$0	$0
CapEx Reserve	2,246	2,299	2,350	2,405	2,459
Capital Costs	$2,246	$2,299	$2,350	$2,405	$2,459
Cash Flow Before DS	$195,784	$199,357	$201,701	$205,126	$207,814

Source(s): Company materials

KeyBanc Capital Markets

25

DaVita Dialysis – Hudson, FL Nearby Hospitals Name Type Beds Distance (mi) Regional Medical Center Bayonet Point STAC 290 On Campus Morton Plant North Bay Hospital STAC 211 7.55 Detailed Area Map Demographic Summary 3 mile 5 mile 10 mile U .S. Average 2013 Population 34,844 70,148 201,274 - 2018 Population 35,832 71,522 206,419 - 2013-2018 Population Rate 0.56% 0.39% 0.51% 3.50% 2013 Households 16,136 30,909 88,119 - 2018 Households 16,538 31,392 89,928 - 2013 Median Households Income $30,384 $31,959 $35,195 $53,706 2018 Median Households Income $35,542 $36,529 $40,056 - 13-'18 Median Households Inc. Growth 3.19% 2.71% 2.62% - 2013 Households Income ≥$50K 4,454 8,685 29,344 - 2013 Population 75+ 5,958 10,242 27,776 - 2018 Population 75+ 6,235 10,729 29,311 - 13-'18 Population 75+ Growth 4.64% 4.75% 5.53% 10.70% 2013 Median Home Value $100,906 $93,289 $108,423 $191,227 2018 Median Home Value $133,828 $114,864 $141,267 - 2013 Unemployment Rate 12.70% 13.10% 10.80% 6.20% Source(s): Google Maps, American Hospital Directory, Inc., Company materials , SNL Financial, U.S. Census Bureau Hospital Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections 26

DaVita Dialysis – Hudson, FL Property: DaVita Dialysis Type: Multi tenant MOB Square Footage: 8,984 FL Hudson Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 27

Rockwall Medical Plaza – Rockwall, TX

Property Overview

Location:	Rockwall, TX
Type:	Multi tenant MOB
Purchase Price:	$6,639,000
Purchase Date:	6/11/2015
Year Built / Renovated:	2009
2015 Cash NOI:	$407,291
Occupancy:	100.0%
Primary Tenant:	PedMed Rockwall, LLC
Square Feet:	18,176
Remaining Lease Term:	4.0 yrs
Affiliated / On-Campus:	Non-affiliated / On campus



Property Notes

- Single-story, 18,176 square foot medical office building located on the campus of the 50-bed Texas Health Resources Presbyterian Hospital – Rockwall (20 miles northeast of Dallas)
- Built in 2009 and is currently 100% occupied by two tenants with five leases (4 leases to Texas Health Resources, other to Urology)
- Texas Health Resources (THR) , which owns the Presbyterian Hospital, occupies an aggregate of 75% of the rentable square footage of the property (THR lease rating by Moody's of "A1")
- The Property has approximately 4.0 years of remaining lease duration, with average annual rent increases of 1.9%

Property Financials

	2016E	2017P	2018P	2019P	2020P
Gross Revenue	$665,506	$680,280	$692,931	$666,490	$689,198
Y / Y Growth		*2.2%*	*1.9%*	*(3.8%)*	*3.4%*
Operating Expenses	$206,793	$212,319	$217,884	$221,825	$228,121
Net Operating Income	$458,713	$467,961	$475,047	$444,665	$461,077
% Margin	*68.9%*	*68.8%*	*68.6%*	*66.7%*	*66.9%*
Y / Y Growth		*2.0%*	*1.5%*	*(6.4%)*	*3.7%*
TIs & LCs	$0	$0	$0	$213,919	$0
CapEx Reserve	4,544	4,668	4,798	4,930	5,063
Capital Costs	$4,544	$4,668	$4,798	$218,849	$5,063
Cash Flow Before DS	$454,169	$463,293	$470,249	$225,816	$456,014

Source(s): Company materials

KeyBanc Capital Markets

28

Rockwall Medical Plaza – Rockwall, TX

Nearby Hospitals

Name	Type	Beds	Distance (mi)
Presbyterian Hospital of Rockwall	STAC	50	On Campus
Baylor Emergency Medical Center at Rockwall	STAC	NA	2.46
Lake Pointe Medical Center	STAC	112	3.32
Texas Regional Medical Center at Sunnyvale	STAC	70	9.50

Detailed Area Map



Demographic Summary

	3 mile	5 mile	10 mile	U.S. Average
2013 Population	89,056	275,533	1,013,599	-
2018 Population	92,218	286,850	1,071,817	-
2013-2018 Population Rate	0.70%	0.81%	1.12%	3.50%
2013 Households	36,334	110,177	415,667	-
2018 Households	37,919	115,663	443,612	-
2013 Median Households Income	$49,380	$46,511	$51,016	$53,706
2018 Median Households Income	$59,702	$55,151	$61,719	-
13-'18 Median Households Inc. Growth	3.87%	3.47%	3.88%	-
2013 Households Income ≥$50K	18,058	52,221	212,817	-
2013 Population 75+	5,343	12,674	40,544	-
2018 Population 75+	5,718	13,769	48,232	-
13-'18 Population 75+ Growth	7.01%	8.63%	18.96%	10.70%
2013 Median Home Value	$228,604	$221,447	$194,375	$191,227
2018 Median Home Value	$243,591	$241,760	$224,918	-
2013 Unemployment Rate	12.10%	10.90%	10.70%	6.20%

KeyBanc Capital Markets

Source(s): Google Maps, American Hospital Directory, Inc., Company materials, SNL Financial, U.S. Census Bureau
Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections

⊕ Hospital

29

Rockwall Medical Plaza Property: Rockwall Medical Plaza Type: Multi tenant MOB Square Footage: 18,176 TX Rockwall Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 30

Decatur MOB

Property Overview

Location:	Decatur, GA
Type:	Single tenant MOB
Purchase Price:	$5,100,000
Purchase Date:	7/24/2015
Year Built / Renovated:	1993
2015 Cash NOI:	$517,979
Occupancy:	100.0%
Primary Tenant:	Georgia Cancer Specialists
Square Feet:	20,800
Remaining Lease Term:	6.6 yrs
Affiliated / On-Campus:	Affiliated / Off campus



Property Notes

- Two-story, 20,800 square foot medical office building with a leasehold interest in the adjacent parking lot, located in Decatur GA
- Built 1993 and is 100% leased by Northside Hospital's (Rated "Baa2" by Moody's) Georgia Cancer Specialists I, P.C.
- The Georgia Cancer Specialists lease expires November 15, 2022 and has 2.0% annual increases
- The tenant is responsible for all operating expenses, excluding roof, structure, real estate taxes and rent associated with the parking lot ground lease

Property Financials

	2016E	2017P	2018P	2019P	2020P
Gross Revenue	$802,580	$818,122	$833,962	$850,111	$866,574
Y / Y Growth		*1.9%*	*1.9%*	*1.9%*	*1.9%*
Operating Expenses	$276,787	$335,352	$347,813	$355,835	$364,035
Net Operating Income	$525,793	$482,770	$486,149	$494,276	$502,539
% Margin	*65.5%*	*59.0%*	*58.3%*	*58.1%*	*58.0%*
Y / Y Growth		*(8.2%)*	*0.7%*	*1.7%*	*1.7%*
TIs & LCs	$0	$0	$0	$0	$0
CapEx Reserve	4,160	4,254	4,353	4,453	4,556
Capital Costs	$4,160	$4,254	$4,353	$4,453	$4,556
Cash Flow Before DS	$521,633	$478,516	$481,796	$489,823	$497,983

Source(s): Company materials

KeyBanc Capital Markets

31

Decatur MOB

Nearby Hospitals

Name	Type	Beds	Distance (mi)
Dekalb Medical North Decatur Campus	STAC	395	2.64
Atlanta VA Medical Center	STAC	NA	3.37
Children's Healthcare of Atlanta at Egleston	Childrens	260	4.08
Emory University Hospital	STAC	571	4.28
Emory Saint Joseph's Hospital	STAC	241	7.80
Children's Healthcare of Atlanta at Scottish Rite	Childrens	264	7.80
Atlanta Medical Center	STAC	532	7.80
Piedmont Atlanta Hospital	STAC	495	7.91
Northside Hospital - Atlanta	STAC	508	8.09
Emory University Hospital Midtown	STAC	458	8.24
Children's Healthcare of Atl. at Hughes Spalding	Childrens	NA	8.56
Grady Memorial Hospital	STAC	910	8.66

Detailed Area Map



Demographic Summary

	3 mile	5 mile	10 mile	U.S. Average
2013 Population	89,056	275,533	1,013,599	-
2018 Population	92,218	286,850	1,071,817	-
2013-2018 Population Rate	0.70%	0.81%	1.12%	3.50%
2013 Households	36,334	110,177	415,667	-
2018 Households	37,919	115,663	443,612	-
2013 Median Households Income	$49,380	$46,511	$51,016	$53,706
2018 Median Households Income	$59,702	$55,151	$61,719	-
13-'18 Median Households Inc. Growth	3.87%	3.47%	3.88%	-
2013 Households Income ≥$50K	18,058	52,221	212,817	-
2013 Population 75+	5,343	12,674	40,544	-
2018 Population 75+	5,718	13,769	48,232	-
13-'18 Population 75+ Growth	7.01%	8.63%	18.96%	10.70%
2013 Median Home Value	$228,604	$221,447	$194,375	$191,227
2018 Median Home Value	$243,591	$241,760	$224,918	-
2013 Unemployment Rate	12.10%	10.90%	10.70%	6.20%

Source(s): Google Maps, American Hospital Directory, Inc., Company materials , SNL Financial, U.S. Census Bureau
Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections

KeyBanc Capital Markets
32

Decatur MOB Property: Decatur MOB Type: Single tenant MOB Square Footage: 20,800 Decatur GA Pelican property Hospital Children’s Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 33

MetroHealth Buckeye Health Center Property Overview Location: Cleveland, OH Type: Single tenant MOB Purchase Price: $5,550,000 Purchase Date: 8/3/2015 Year Built / Renovated: 2005 2015 Cash NOI: $421,096 Occupancy: 100.0% Primary Tenant: MetroHealth System Square Feet: 25,070 Remaining Lease Term: 4.1 yrs Affiliated / On-Campus: Affiliated / Off campus Property Notes ▪ 25,070 square foot, 2-story medical office building located at 2816 East 116th Street in Cleveland, OH ▪ Constructed in 2005 as a build-to-suit for The MetroHealth System. The property sits on 1.10 acres, and has 97 surface parking spaces (3.9 spaces per 1,000 SF) ▪ 100% NNN leased and occupied by The MetroHealth System (Moody’s rated “A3”) ▪ Landlord is responsible for implementing maintenance and upkeep, but gets reimbursed by tenant for the work Property Financials 2016E 2017P 2018P 2019P 2020P Gross Revenue $631,787 $637,752 $643,881 $650,169 $660,807 Y / Y Growth 0.9% 1.0% 1.0% 1.6% Operating Expenses $210,736 $216,529 $222,485 $228,600 $234,883 Net Operating Income $421,051 $421,223 $421,396 $421,569 $425,924% Margin 66.6% 66.0% 65.4% 64.8% 64.5% Y / Y Growth 0.0% 0.0% 0.0% 1.0% TIs & LCs $0 $0 $0 $0 $312,936 CapEx Reserve 6,267 6,440 6,616 6,800 6,986 Capital Costs $6,267 $6,440 $6,616 $6,800 $319,922 Cash Flow Before DS $414,784 $414,783 $414,780 $414,769 $106,002 Source(s): Company materials 34

MetroHealth Buckeye Health Center

Nearby Hospitals

Name	Type	Beds	Distance (mi)
Children's Hospital for Rehab at the Clinic	Childrens	NA	0.25
UH Rainbow Babies & Children's	Childrens	227	1.65
The Cleveland Clinic	STAC	1274	1.66
Louis Stokes Cleveland VA Med Center	STAC	NA	1.90
Marymount Hospital	STAC	298	4.08
South Pointe Hospital	STAC	159	4.22
MetroHealth Medical Center	STAC	634	5.05
Lutheran Hospital	STAC	202	5.36
University Hospitals Ahuja Medical Center	STAC	138	5.93
University Hospitals Bedford Medical Center	STAC	77	6.99
Euclid Hospital	STAC	231	8.54
University Hospitals Richmond Med Center	STAC	107	9.00
Hillcrest Hospital	STAC	388	9.10
University Hospitals Parma Medical Center	STAC	256	9.58
Lakewood Hospital	STAC	241	9.80

Detailed Area Map



Demographic Summary

	3 mile	5 mile	10 mile	U.S. Average
2013 Population	157,984	344,153	835,936	-
2018 Population	155,027	337,679	822,747	-
2013-2018 Population Rate	(0.38%)	(0.38%)	(0.32%)	3.50%
2013 Households	67,008	145,040	359,104	-
2018 Households	66,170	143,240	355,642	-
2013 Median Households Income	$25,727	$28,766	$34,656	$53,706
2018 Median Households Income	$29,863	$35,265	$42,689	-
13-'18 Median Households Inc. Growth	3.03%	4.16%	4.26%	-
2013 Households Income ≥$50K	18,159	45,542	133,227	-
2013 Population 75+	10,427	24,435	63,531	-
2018 Population 75+	10,697	24,988	65,820	-
13-'18 Population 75+ Growth	2.59%	2.26%	3.60%	10.70%
2013 Median Home Value	$88,096	$92,740	$112,057	$191,227
2018 Median Home Value	$98,746	$108,450	$130,436	-
2013 Unemployment Rate	18.20%	15.90%	12.80%	6.20%

⊕ Children's Hospital

Source(s): Google Maps, American Hospital Directory, Inc., Company materials, SNL Financial, U.S. Census Bureau
Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections

KeyBanc Capital Markets

35

MetroHealth Buckeye Health Center

Property: MetroHealth Buckeye Health Center
Type: Single tenant MOB
Square Footage: 25,070


Cleveland
OH


Euclid
Mayfield
Gates
East Cleveland
Cleveland Heights
University Heights
Cleveland
Shaker Heights
Beachwood
Orange
Moreland Hills
Brooklyn
Cuyahoga Heights
Garfield Heights
Parma
Seven Hills
Valley View
Independence
Oakwood
Northfield

★ Pelican property
⊕ Hospital
⊕ Children's Hospital
10 mile radius
5 mile radius
3 mile radius

Source(s): Google Maps, American Hospital Directory, Inc., Company materials

KeyBanc Capital Markets

36

Philip Professional Center

Property Overview

Location:	Lawrenceville, GA
Type:	Multi tenant MOB
Purchase Price:	$9,000,000
Purchase Date:	8/14/2015
Year Built / Renovated:	2008
2015 Cash NOI:	$585,316
Occupancy:	93.9%
Primary Tenant:	Kaiser Foundation of GA
Square Feet:	31,483
Remaining Lease Term:	12.4 yrs
Affiliated / On-Campus:	Affiliated / Off campus



Property Notes

- Philip Professional Center consists of 2 brick, single story medical office buildings built in 2008
- Building 100, with 15,882 square feet, is leased to 4 tenants with 5 leases. Kaiser Foundation (Rated "A+" by S&P & Fitch) Health Plan of Georgia leases 50% of Building 100 until August 2020
- Building 200, with 15,601 square feet, is 100% occupied by the United States of America (Rated "Aa1" by Moody's). The Government (Veterans Health Administration) leases the space until August 2032, with 1.6% annual bumps

Property Financials

	2016E	2017P	2018P	2019P	2020P
Gross Revenue	$887,716	$905,449	$911,527	$919,197	$927,581
Y/Y Growth		*2.0%*	*0.7%*	*0.8%*	*0.9%*
Operating Expenses	$258,188	$265,379	$272,409	$279,651	$287,130
Net Operating Income	$629,528	$640,070	$639,118	$639,546	$640,451
% Margin	*70.9%*	*70.7%*	*70.1%*	*69.6%*	*69.0%*
Y/Y Growth		*1.7%*	*(0.1%)*	*0.1%*	*0.1%*
TIs & LCs	$114,071	$0	$0	$41,903	$71,258
CapEx Reserve	15,741	16,174	16,618	17,076	17,548
Capital Costs	$129,812	$16,174	$16,618	$58,979	$88,806
Cash Flow Before DS	$499,716	$623,896	$622,500	$580,567	$551,645

Source(s): Company materials

KeyBanc Capital Markets

37

Philip Professional Center Nearby Hospitals Name Type Beds Distance (mi) Gwinnett Medical Center - Lawrenceville STAC 548 0.57 Eastside Medical Center STAC 276 6.31 Gwinnett Medical Center - Duluth STAC NA 9.11 Emory Johns Creek Hospital STAC 118 11.74 Detailed Area Map Demographic Summary 3 mile 5 mile 10 mile U .S. Average 2013 Population 74,886 192,409 605,499 - 2018 Population 80,220 208,086 655,945 - 2013-2018 Population Rate 1.39% 1.58% 1.61% 3.50% 2013 Households 24,532 62,666 200,486 - 2018 Households 26,145 67,501 216,090 - 2013 Median Households Income $54,167 $60,320 $62,606 $53,706 2018 Median Households Income $64,706 $76,410 $79,057 - 13-'18 Median Households Inc. Growth 3.62% 4.84% 4.78% - 2013 Households Income ≥$50K 13,615 38,978 125,504 - 2013 Population 75+ 2,321 4,810 16,954 - 2018 Population 75+ 2,567 5,826 20,334 - 13-'18 Population 75+ Growth 10.58% 21.13% 19.94% 10.70% 2013 Median Home Value $141,069 $144,656 $154,918 $191,227 2018 Median Home Value $165,101 $169,717 $182,564 - 2013 Unemployment Rate 10.10% 9.30% 9.20% 6.20% Source(s): Google Maps, American Hospital Directory, Inc., Company materials , SNL Financial, U.S. Census Bureau Hospital Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections 38

Philip Professional Center Property: Philip Professional Center Type: Multi tenant MOB Square Footage: 31,483 Lawrenceville GA Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 39

Illinois CancerCare Clinic

Property Overview

Location:	Galesburg, IL
Type:	Single tenant MOB
Purchase Price:	$3,400,000
Purchase Date:	8/25/2015
Year Built / Renovated:	2014
2015 Cash NOI:	$246,926
Occupancy:	100.0%
Primary Tenant:	Illinois CancerCare, P.C.
Square Feet:	9,211
Remaining Lease Term:	8.4 yrs
Affiliated / On-Campus:	Affiliated / Off campus


ILLINOIS CANCERCARE

Property Notes

- Property has 9,211 square feet, and was a 2014 build-to-suit for Illinois Cancer Clinic, P.C.
- Free-standing, single-tenant location is a consolidation of several fragmented physicians who previously practiced in the surrounding hospitals
- The lease has 2% annual rental increases and is NN in nature, with Landlord responsible for all structural repairs to the building, including foundation, subfloors, roof, exterior walls, electrical system, plumbing system, and the repair/replacement of the HVAC where cost exceeds $5,000

Property Financials

	2016E	2017P	2018P	2019P	2020P
Gross Revenue	$342,268	$348,929	$355,716	$362,645	$369,701
Y / Y Growth		*1.9%*	*1.9%*	*1.9%*	*1.9%*
Operating Expenses	$93,068	$95,165	$97,309	$99,504	$101,744
Net Operating Income	$249,200	$253,764	$258,407	$263,141	$267,957
% Margin	*72.8%*	*72.7%*	*72.6%*	*72.6%*	*72.5%*
Y / Y Growth		*1.8%*	*1.8%*	*1.8%*	*1.8%*
TIs & LCs	$0	$0	$0	$0	$0
CapEx Reserve	2,300	2,352	2,406	2,461	2,519
Capital Costs	$2,300	$2,352	$2,406	$2,461	$2,519
Cash Flow Before DS	$246,900	$251,412	$256,001	$260,680	$265,438

Source(s): Company materials

KeyBanc Capital Markets

40

Illinois CancerCare Clinic Nearby Hospitals Name Type Beds Distance (mi) OSF Saint Mary Medical Center STAC 90 1.24 Galesburg Cottage Hospital STAC 142 1.43 Detailed Area Map Demographic Summary 3 mile 5 mile 10 mile U .S. Average 2013 Population 29,580 34,573 42,908 - 2018 Population 29,365 34,319 42,826 - 2013-2018 Population Rate (0.15%) (0.15%) (0.04%) 3.50% 2013 Households 11,858 14,044 17,471 - 2018 Households 11,813 13,990 17,503 - 2013 Median Households Income $33,551 $34,540 $37,473 $53,706 2018 Median Households Income $37,353 $37,952 $41,312 - 13-'18 Median Households Inc. Growth 2.17% 1.90% 1.97% - 2013 Households Income ≥$50K 3,795 4,606 6,394 - 2013 Population 75+ 2,929 3,353 4,119 - 2018 Population 75+ 3,083 3,569 4,411 - 13-'18 Population 75+ Growth 5.28% 6.43% 7.08% 10.70% 2013 Median Home Value $83,589 $84,423 $88,782 $191,227 2018 Median Home Value $95,190 $96,919 $106,516 - 2013 Unemployment Rate 13.80% 13.00% 11.20% 6.20% Source(s): Google Maps, American Hospital Directory, Inc., Company materials , SNL Financial, U.S. Census Bureau Hospital Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections 41

Illinois CancerCare Clinic (Galesburg Portfolio) Property: Illinois CancerCare Clinic Type: Single tenant MOB Square Footage: 9,211 IL Galesburg Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 42

Galesburg VA Outpatient Clinic

Property Overview

Location:	Galesburg, IL
Type:	Single tenant MOB
Purchase Price:	$2,630,000
Purchase Date:	8/25/2015
Year Built / Renovated:	2013
2015 Cash NOI:	$184,672
Occupancy:	100.0%
Primary Tenant:	The United States of America
Square Feet:	9,979
Remaining Lease Term:	7.3 yrs
Affiliated / On-Campus:	Affiliated / Off campus


VA

Property Notes

- Build-to-suit in 2013 for the United States of America Department of Veterans Affairs (Moody's rated "Aa1")
- The Galesburg VA Outpatient Clinic sits on a 2.11 acre parcel and is an extension of the Iowa City VA Health Care System
- The Government leases the space until July 2023, with 0% annual bumps
- The clinic functions very similarly to a typical doctor's office – the center provides primary care, preventative health, wellness services, X-ray, EKG, lab, and pharmacy services

Property Financials

	2016E	2017P	2018P	2019P	2020P
Gross Revenue	$298,005	$300,737	$303,528	$306,387	$309,309
Y / Y Growth		*0.9%*	*0.9%*	*0.9%*	*1.0%*
Operating Expenses	$113,838	$116,325	$118,867	$121,466	$124,127
Net Operating Income	$184,167	$184,412	$184,661	$184,921	$185,182
% Margin	*61.8%*	*61.3%*	*60.8%*	*60.4%*	*59.9%*
Y / Y Growth		*0.1%*	*0.1%*	*0.1%*	*0.1%*
TIs & LCs	$0	$0	$0	$0	$0
CapEx Reserve	2,495	2,552	2,611	2,671	2,730
Capital Costs	$2,495	$2,552	$2,611	$2,671	$2,730
Cash Flow Before DS	$181,672	$181,860	$182,050	$182,250	$182,452

Source(s): Company materials

KeyBanc Capital Markets

43

Galesburg VA Outpatient Clinic Nearby Hospitals Name Type Beds Distance (mi) OSF Saint Mary Medical Center STAC 90 1.24 Galesburg Cottage Hospital STAC 142 1.43 Detailed Area Map Demographic Summary 3 mile 5 mile 10 mile U .S. Average 2013 Population 29,580 34,573 42,908 - 2018 Population 29,365 34,319 42,826 - 2013-2018 Population Rate (0.15%) (0.15%) (0.04%) 3.50% 2013 Households 11,858 14,044 17,471 - 2018 Households 11,813 13,990 17,503 - 2013 Median Households Income $33,551 $34,540 $37,473 $53,706 2018 Median Households Income $37,353 $37,952 $41,312 - 13-'18 Median Households Inc. Growth 2.17% 1.90% 1.97% - 2013 Households Income ≥$50K 3,795 4,606 6,394 - 2013 Population 75+ 2,929 3,353 4,119 - 2018 Population 75+ 3,083 3,569 4,411 - 13-'18 Population 75+ Growth 5.28% 6.43% 7.08% 10.70% 2013 Median Home Value $83,589 $84,423 $88,782 $191,227 2018 Median Home Value $95,190 $96,919 $106,516 - 2013 Unemployment Rate 13.80% 13.00% 11.20% 6.20% Source(s): Google Maps, American Hospital Directory, Inc., Company materials , SNL Financial, U.S. Census Bureau Hospital Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections 44

Galesburg VA Outpatient Clinic (Galesburg Portfolio) Property: Galesburg VA Outpatient Clinic Type: Single tenant MOB Square Footage: 9,979 IL Galesburg Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 45

Woodlake Office Center

Property Overview

Location:	Woodbury, MN
Type:	Single tenant MOB
Purchase Price:	$14,900,000
Purchase Date:	9/11/2015
Year Built / Renovated:	2009
2015 Cash NOI:	$1,008,807
Occupancy:	100.0%
Primary Tenant:	Summit Orthopedics
Square Feet:	36,375
Remaining Lease Term:	6.5 yrs
Affiliated / On-Campus:	Non-affiliated / Off campus



Property Notes

- Two-story, single-tenant medical office building located in an affluent suburb of St. Paul and Minneapolis
- Property was built in 2009 for the tenant, Summit Orthopedics, Ltd.
- Ideal location for Summit, as it is located less than 1 mile from the 86-bed Woodwinds Health Campus, a member of the HealthEast Care System (rated "Ba1" by Moody's), which focuses on orthopedic surgeries
- Summit has rent coverage of approximately 7.0x – 8.0x
- NNN lease has 2% annual rent bumps

Property Financials

	2016E	2017P	2018P	2019P	2020P
Gross Revenue	$1,636,705	$1,666,690	$1,697,218	$1,728,299	$1,759,976
Y / Y Growth		*1.8%*	*1.8%*	*1.8%*	*1.8%*
Operating Expenses	$621,201	$632,591	$644,183	$655,992	$668,011
Net Operating Income	$1,015,504	$1,034,099	$1,053,035	$1,072,307	$1,091,965
% Margin	*62.0%*	*62.0%*	*62.0%*	*62.0%*	*62.0%*
Y / Y Growth		*1.8%*	*1.8%*	*1.8%*	*1.8%*
TIs & LCs	$0	$0	$0	$0	$0
CapEx Reserve	9,094	9,261	9,430	9,603	9,779
Capital Costs	$9,094	$9,261	$9,430	$9,603	$9,779
Cash Flow Before DS	$1,006,410	$1,024,838	$1,043,605	$1,062,704	$1,082,186

Source(s): Company materials

KeyBanc Capital Markets

46

Woodlake Office Center

Nearby Hospitals

Name	Type	Beds	Distance (mi)
Woodwinds Health Campus	STAC	86	0.33
Regions Hospital	STAC	424	6.13
Gillette Children's Specialty HC - St. Paul	Children's	60	6.19
Saint Joseph's Hospital	STAC	218	6.20
United Hospital	STAC	375	6.41
Children's Hospitals and Clinics of MN - St. Paul	Children's	383	6.47

Detailed Area Map



⊕ Hospital

Demographic Summary

	3 mile	5 mile	10 mile	U.S. Average
2013 Population	57,361	192,495	601,377	-
2018 Population	58,683	198,655	620,876	-
2013-2018 Population Rate	0.46%	0.63%	0.64%	3.50%
2013 Households	22,108	72,352	234,091	-
2018 Households	22,734	74,990	242,566	-
2013 Median Households Income	$70,168	$59,140	$55,890	$53,706
2018 Median Households Income	$84,861	$71,597	$67,322	-
13-'18 Median Households Inc. Growth	3.88%	3.90%	3.79%	-
2013 Households Income ≥$50K	14,812	42,905	130,623	-
2013 Population 75+	2,868	9,047	31,873	-
2018 Population 75+	2,993	9,734	34,148	-
13-'18 Population 75+ Growth	4.35%	7.59%	7.14%	10.70%
2013 Median Home Value	$199,728	$175,936	$181,569	$191,227
2018 Median Home Value	$246,255	$220,237	$223,801	-
2013 Unemployment Rate	5.70%	7.00%	7.30%	6.20%

KeyBanc Capital Markets

Source(s): Google Maps, American Hospital Directory, Inc., Company materials , SNL Financial, U.S. Census Bureau
Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections

47

Woodlake Office Center Property: Woodlake Office Center Type: Single tenant MOB Square Footage: 36,375 MN Woodbury Pelican property Hospital Children’s Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 48

Greenfield Medical Center

Property Overview

Location:	Gilbert, AZ
Type:	Multi tenant MOB
Purchase Price:	$7,000,000
Purchase Date:	10/8/2015
Year Built / Renovated:	2001
2015 Cash NOI:	$493,742
Occupancy:	100.0%
Primary Tenant:	SMI Imaging, LLC
Square Feet:	28,489
Remaining Lease Term:	3.7 yrs
Affiliated / On-Campus:	Affiliated / Off campus


Gilbert Pediatrics

Property Notes

- Single-story building, located in Gilbert, Arizona, an affluent suburb of Phoenix
- Built in 2001 on a 3.1 acre site
- Property is 100% occupied by eight healthcare providers
- Substantially all of the 8 leases are "NN" in nature, with the 8 tenants responsible for reimbursing all costs associated with the operation of the Property, excluding foundation and roof repairs
- The Property's weighted average remaining lease term is 3.7 years, and annual rent increases between 2.75% - 2.00%

Property Financials

	2016E	2017P	2018P	2019P	2020P
Gross Revenue	$675,472	$682,711	$699,970	$712,233	$721,519
Y / Y Growth		*1.1%*	*2.5%*	*1.8%*	*1.3%*
Operating Expenses	$149,892	$153,506	$157,656	$161,676	$165,657
Net Operating Income	$525,580	$529,205	$542,314	$550,557	$555,862
% Margin	*77.8%*	*77.5%*	*77.5%*	*77.3%*	*77.0%*
Y / Y Growth		*0.7%*	*2.5%*	*1.5%*	*1.0%*
TIs & LCs	$66,810	$121,205	$0	$53,819	$0
CapEx Reserve	21,367	21,954	22,558	23,179	23,814
Capital Costs	$88,177	$143,159	$22,558	$76,998	$23,814
Cash Flow Before DS	$437,403	$386,046	$519,756	$473,559	$532,048

Source(s): Company materials

KeyBanc Capital Markets

49

Greenfield Medical Center

Nearby Hospitals

Name	Type	Beds	Distance (mi)
Arizona Spine and Joint Hospital	STAC	23	1.00
Banner Gateway Medical Center	STAC	165	1.53
Banner Baywood Medical Center	STAC	340	4.28
Banner Heart Hospital	STAC	111	4.35
Gilbert Hospital	STAC	19	4.66
Mercy Gilbert Medical Center	STAC	212	5.53
Mountain Vista Medical Center	STAC	178	7.54
Banner Desert Medical Center	STAC	639	8.19
Arizona Orthopedic Surgical Hospital	STAC	24	9.13
Chandler Regional Medical Center	STAC	243	9.21
Banner Goldfield Medical Center	STAC	30	10.00

Detailed Area Map



Demographic Summary

	3 mile	5 mile	10 mile	U.S. Average
2013 Population	111,885	314,544	940,602	-
2018 Population	118,680	334,990	1,005,173	-
2013-2018 Population Rate	1.19%	1.27%	1.34%	3.50%
2013 Households	39,143	116,218	346,003	-
2018 Households	41,537	123,767	369,762	-
2013 Median Households Income	$63,879	$54,695	$54,535	$53,706
2018 Median Households Income	$80,675	$68,497	$68,198	-
13-'18 Median Households Inc. Growth	4.78%	4.60%	4.57%	-
2013 Households Income ≥$50K	25,012	64,269	190,302	-
2013 Population 75+	5,035	22,018	51,733	-
2018 Population 75+	5,578	24,119	59,305	-
13-'18 Population 75+ Growth	10.79%	9.54%	14.64%	10.70%
2013 Median Home Value	$176,472	$158,473	$163,271	$191,227
2018 Median Home Value	$206,810	$190,321	$195,202	-
2013 Unemployment Rate	6.30%	7.40%	7.50%	6.20%

Source(s): Google Maps, American Hospital Directory, Inc., Company materials, SNL Financial, U.S. Census Bureau
Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections

⊕ Hospital

KeyBanc Capital Markets

50

Greenfield Medical Center Property: Greenfield Medical Center Type: Multi tenant MOB Square Footage: 28,489 AZ Gilbert Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 51

Beaumont Medical Center

Property Overview

Location:	Warren, MI
Type:	Multi tenant MOB
Purchase Price:	$13,650,000
Purchase Date:	12/4/2015
Year Built / Renovated:	2005
2015 Cash NOI:	$1,103,242
Occupancy:	95.2%
Primary Tenant:	William Beaumont Hospital
Square Feet:	35,219
Remaining Lease Term:	5.8 yrs
Affiliated / On-Campus:	Affiliated / Off campus



Property Notes

- Constructed in 2005, off-campus , 2-story brick building located in Warren, Michigan
- 95.2% leased with CPI rental increases of no less than 3.0% per year
- The anchor tenant (45% of space) is William Beaumont Hospital, which is owned and operated by Beaumont Health (rated "A1" and "A" by Moody's and Standard & Poor's, respectively)
- Majority of patients come from the nearby 710-acre GM Technical Center, which houses over 21,000 employees in 38 buildings

Property Financials

	2016E	2017P	2018P	2019P	2020P
Gross Revenue	$1,640,659	$1,649,655	$1,610,311	$1,635,325	$1,646,788
Y / Y Growth		*0.5%*	*(2.4%)*	*1.6%*	*0.7%*
Operating Expenses	$486,445	$496,305	$504,210	$515,220	$525,855
Net Operating Income	$1,154,214	$1,153,350	$1,106,101	$1,120,105	$1,120,933
% Margin	*70.4%*	*69.9%*	*68.7%*	*68.5%*	*68.1%*
Y / Y Growth		*(0.1%)*	*(4.1%)*	*1.3%*	*0.1%*
TIs & LCs	$0	$0	$92,723	$0	$0
CapEx Reserve	8,805	9,005	9,214	9,423	9,641
Capital Costs	$8,805	$9,005	$101,937	$9,423	$9,641
Cash Flow Before DS	$1,145,409	$1,144,345	$1,004,164	$1,110,682	$1,111,292

Source(s): Company materials

KeyBanc Capital Markets

52

Beaumont Medical Center

Nearby Hospitals

Name	Type	Beds	Distance (mi)
Saint John Macomb-Oakland Hospital Warren	STAC	529	1.08
Saint John Macomb-Oakland Madison Heights	STAC	159	3.56
Michigan Surgical Hospital	STAC	13	5.27
Henry Ford Macomb Hospitals - Clinton Twp.	STAC	434	7.62
Beaumont Hospital - Troy	STAC	458	8.03
McLaren Macomb	STAC	288	8.17
Saint John Hospital and Medical Center	STAC	720	8.55

Detailed Area Map



Demographic Summary

	3 mile	5 mile	10 mile	U.S. Average
2013 Population	103,966	308,460	1,232,331	-
2018 Population	105,157	310,809	1,228,816	-
2013-2018 Population Rate	0.23%	0.15%	(0.06%)	3.50%
2013 Households	43,388	124,192	494,272	-
2018 Households	43,929	125,302	494,926	-
2013 Median Households Income	$45,218	$43,364	$44,516	$53,706
2018 Median Households Income	$53,965	$52,354	$53,863	-
13-'18 Median Households Inc. Growth	3.60%	3.84%	3.89%	-
2013 Households Income ≥$50K	19,999	55,139	226,374	-
2013 Population 75+	11,124	24,985	86,263	-
2018 Population 75+	11,462	26,729	89,704	-
13-'18 Population 75+ Growth	3.04%	6.98%	3.99%	10.70%
2013 Median Home Value	$111,188	$102,991	$104,816	$191,227
2018 Median Home Value	$120,575	$114,668	$124,142	-
2013 Unemployment Rate	11.70%	14.40%	15.30%	6.20%

Source(s): Google Maps, American Hospital Directory, Inc., Company materials, SNL Financial, U.S. Census Bureau
Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections

⊕ Hospital

KeyBanc Capital Markets

53

Beaumont Medical Center Property: Beaumont Medical Center Type: Multi tenant MOB Square Footage: 35,219 MI Warren Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 54

Madison Medical Plaza – Rendina Portfolio

Property Overview

Location:	Joliet, IL
Type:	Multi tenant MOB
Purchase Price:	$19,500,000
Purchase Date:	12/4/2015
Year Built / Renovated:	2007
2015 Cash NOI:	$1,222,672
Occupancy:	89.4%
Primary Tenant:	Presence Health
Square Feet:	70,023
Remaining Lease Term:	5.4 yrs
Affiliated / On-Campus:	Affiliated / On Campus



Property Notes

- Built in 2007 and is directly connected to the Hospital on the first and third floors
- Entities controlled by Presence Health and Heartland lease 40,783 SF (65% of occupied SF) and 15,047 SF (24% of occupied SF), respectively, of the property
- Recent capital improvements, such as a convenient covered entrance with sliding door to improve vestibule flow and exterior painting
- Occupied by seven tenants with eleven leases, with annual rent increases of 2.5% to 3.0%

Property Financials

	2016E	2017P	2018P	2019P	2020P
Gross Revenue	$1,973,637	$1,923,140	$1,963,125	$1,974,902	$2,018,371
Y / Y Growth		*(2.6%)*	*2.1%*	*0.6%*	*2.2%*
Operating Expenses	$668,164	$681,419	$697,823	$713,763	$733,608
Net Operating Income	$1,305,473	$1,241,721	$1,265,302	$1,261,139	$1,284,763
% Margin	*66.1%*	*64.6%*	*64.5%*	*63.9%*	*63.7%*
Y / Y Growth		*(4.9%)*	*1.9%*	*(0.3%)*	*1.9%*
TIs & LCs	$61,260	$109,349	$21,199	$0	$0
CapEx Reserve	18,031	18,527	19,035	19,561	20,096
Capital Costs	$79,291	$127,876	$40,234	$19,561	$20,096
Cash Flow Before DS	$1,226,182	$1,113,845	$1,225,068	$1,241,578	$1,264,667

Source(s): Company materials

KeyBanc Capital Markets

55

Madison Medical Plaza – Rendina Portfolio Nearby Hospitals Name Type Beds Distance (mi) Presence Saint Joseph Medical Center STAC 446 0.04 Silver Cross Hospital STAC 289 8.00 Detailed Area Map Demographic Summary 3 mile 5 mile 10 mile U .S. Average 2013 Population 84,624 174,480 391,066 - 2018 Population 85,507 177,390 401,325 - 2013-2018 Population Rate 0.21% 0.33% 0.52% 3.50% 2013 Households 31,923 59,935 129,325 - 2018 Households 32,202 60,819 132,373 - 2013 Median Households Income $48,832 $53,031 $65,850 $53,706 2018 Median Households Income $54,439 $60,814 $78,362 - 13-'18 Median Households Inc. Growth 2.20% 2.78% 3.54% - 2013 Households Income ≥$50K 15,674 32,185 83,673 - 2013 Population 75+ 5,416 9,073 16,816 - 2018 Population 75+ 5,643 9,579 18,461 - 13-'18 Population 75+ Growth 4.20% 5.58% 9.78% 10.70% 2013 Median Home Value $153,690 $168,817 $195,626 $191,227 2018 Median Home Value $180,203 $193,865 $224,013 - 2013 Unemployment Rate 13.30% 13.40% 11.30% 6.20% Source(s): Google Maps, American Hospital Directory, Inc., Company materials , SNL Financial, U.S. Census Bureau Hospital Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections 56

Madison Medical Plaza – Rendina Portfolio Property: Madison Medical Plaza Type: Multi tenant MOB Square Footage: 70,023 Joliet IL Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 57

Lee Memorial Health System Outpatient Center

Property Overview

Location:	Fort Myers, FL
Type:	Single tenant MOB
Purchase Price:	$5,275,000
Purchase Date:	10/22/2015
Year Built / Renovated:	1998
2015 Cash NOI:	$377,543
Occupancy:	100.0%
Primary Tenant:	Lee Memorial Health System
Square Feet:	24,174
Remaining Lease Term:	2.5 yrs
Affiliated / On-Campus:	Non-affiliated / Off campus



Property Notes

- Built 1998 and is 100% NN-leased and occupied by LMHS with 4 leases and 5 different suites that each include renewal options
- The 4 leases have annual rental increases based on CPI (capped at a maximum of 3.0%) during the term
- The two-story facility features automatic entrance doors and a drive-thru porte-cochere, providing a covered drop-off area for patients
- The Center is situated within the Riverwalk Medical Park, a nine-property campus that totals more than 200,000-square feet of medical office space

Property Financials

	2016E	2017P	2018P	2019P	2020P
Gross Revenue	$607,054	$620,953	$580,944	$568,793	$652,417
Y / Y Growth		*2.3%*	*(6.4%)*	*(2.1%)*	*14.7%*
Operating Expenses	$232,392	$237,717	$243,166	$248,734	$254,431
Net Operating Income	$374,662	$383,236	$337,778	$320,059	$397,986
% Margin	*61.7%*	*61.7%*	*58.1%*	*56.3%*	*61.0%*
Y / Y Growth		*2.3%*	*(11.9%)*	*(5.2%)*	*24.3%*
TIs & LCs	$0	$0	$224,685	$522,140	$0
CapEx Reserve	6,044	6,182	6,324	6,468	6,618
Capital Costs	$6,044	$6,182	$231,009	$528,608	$6,618
Cash Flow Before DS	$368,618	$377,054	$106,769	($208,549)	$391,368

Source(s): Company materials

KeyBanc Capital Markets

58

Lee Memorial Health System Outpatient Center

Nearby Hospitals

Name	Type	Beds	Distance (mi)
Gulf Coast Medical Center	STAC	349	2.91
Golisano Children's Hospital of SW Florida	Children's	NA	3.52
HealthPark Medical Center	STAC	NA	3.72
Lee Memorial Hospital	STAC	835	4.99
Cape Coral Hospital	STAC	291	6.28

Detailed Area Map



Demographic Summary

	3 mile	5 mile	10 mile	U.S. Average
2013 Population	57,487	142,109	386,728	-
2018 Population	61,782	152,957	416,463	-
2013-2018 Population Rate	1.45%	1.48%	1.49%	3.50%
2013 Households	28,140	66,381	167,131	-
2018 Households	30,207	71,439	180,073	-
2013 Median Households Income	$46,306	$45,866	$47,088	$53,706
2018 Median Households Income	$54,226	$54,094	$55,111	-
13-'18 Median Households Inc. Growth	3.21%	3.36%	3.20%	-
2013 Households Income ≥$50K	13,226	30,867	79,721	-
2013 Population 75+	8,623	19,896	44,860	-
2018 Population 75+	9,514	22,332	51,641	-
13-'18 Population 75+ Growth	10.33%	12.25%	15.12%	10.70%
2013 Median Home Value	$127,724	$137,444	$129,257	$191,227
2018 Median Home Value	$164,596	$180,336	$172,372	-
2013 Unemployment Rate	7.70%	8.80%	9.70%	6.20%

KeyBanc Capital Markets

Source(s): Google Maps, American Hospital Directory, Inc., Company materials, SNL Financial, U.S. Census Bureau
Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections

59

Lee Memorial Health System Outpatient Center Property: Lee Memorial Health System Outpatient Center Type: Single tenant MOB Square Footage: 24,174 FL Fort Myers Pelican property Hospital Children’s Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 60

UnityPoint Muscatine – (Quad Cities Portfolio)

Property Overview

Location:	Muscatine , IA
Type:	Single tenant MOB
Purchase Price:	$5,886,359
Purchase Date:	12/23/2015
Year Built / Renovated:	2015
2015 Cash NOI:	$412,043
Occupancy:	100.0%
Primary Tenant:	UnityPoint Clinic
Square Feet:	21,767
Remaining Lease Term:	9.0 yrs
Affiliated / On-Campus:	Affiliated / Off campus



Property Notes

- Purpose-built for the tenant in 2015, the Muscatine Property is 100% occupied by Iowa Physicians Clinic Medical Foundation, doing business as UnityPoint Clinic
- UnityPoint Clinic, a subsidiary of the System, provides family medicine, physical therapy, and urgent care services at the facility
- The original 10-year NNN lease includes a one-time rent increase of 10% in 2020 (year 6)
- Additionally, the lease is guaranteed by Trinity Regional Health System, which operates four area hospitals

Property Financials

	2016E	2017P	2018P	2019P	2020P
Gross Revenue	$582,262	$585,766	$589,355	$593,024	$600,689
Y / Y Growth		*0.6%*	*0.6%*	*0.6%*	*1.3%*
Operating Expenses	$170,218	$173,722	$177,312	$180,979	$184,892
Net Operating Income	$412,044	$412,044	$412,043	$412,045	$415,797
% Margin	*70.8%*	*70.3%*	*69.9%*	*69.5%*	*69.2%*
Y / Y Growth		*0.0%*	*(0.0%)*	*0.0%*	*0.9%*
TIs & LCs	$0	$0	$0	$0	$0
CapEx Reserve	2,177	2,228	2,277	2,329	2,383
Capital Costs	$2,177	$2,228	$2,277	$2,329	$2,383
Cash Flow Before DS	$409,867	$409,816	$409,766	$409,716	$413,414

Source(s): Company materials

KeyBanc Capital Markets

61

UnityPoint Muscatine – (Quad Cities Portfolio) Nearby Hospitals Name Type Beds Distance (mi) UnityPoint Health - Trinity Muscatine STAC 48 2.78 Detailed Area Map Demographic Summary 3 mile 5 mile 10 mile U .S. Average 2013 Population 15,230 26,983 36,250 - 2018 Population 15,588 27,349 36,727 - 2013-2018 Population Rate 0.47% 0.27% 0.26% 3.50% 2013 Households 5,999 10,546 14,186 - 2018 Households 6,150 10,698 14,390 - 2013 Median Households Income $49,967 $46,629 $50,711 $53,706 2018 Median Households Income $60,929 $57,787 $61,650 - 13-'18 Median Households Inc. Growth 4.05% 4.38% 3.98% - 2013 Households Income ≥$50K 3,005 4,999 7,235 - 2013 Population 75+ 959 1,727 2,320 - 2018 Population 75+ 1,029 1,832 2,534 - 13-'18 Population 75+ Growth 7.22% 6.11% 9.24% 10.70% 2013 Median Home Value $121,261 $123,544 $130,392 $191,227 2018 Median Home Value $146,105 $146,175 $154,859 - 2013 Unemployment Rate 7.20% 6.60% 6.30% 6.20% Source(s): Google Maps, American Hospital Directory, Inc., Company materials , SNL Financial, U.S. Census Bureau Hospital Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections 62

UnityPoint Muscatine – (Quad Cities Portfolio) Property: UnityPoint Muscatine Type: Single tenant MOB Square Footage: 21,767 IA Muscatine Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 63

UnityPoint Moline – (Quad Cities Portfolio)

Property Overview

Location:	Moline , IL
Type:	Single tenant MOB
Purchase Price:	$3,767,143
Purchase Date:	12/23/2015
Year Built / Renovated:	2013
2015 Cash NOI:	$263,519
Occupancy:	100.0%
Primary Tenant:	Trinity Medical Center
Square Feet:	14,640
Remaining Lease Term:	7.8 yrs
Affiliated / On-Campus:	Affiliated / Off campus


EXPRESS CARE

Property Notes

- Purpose built for the tenant in 2013, the Moline Property is 100% occupied by Trinity Medical Center and operates as a UnityPoint Clinic, similar to the Muscatine Property
- TMC is also a subsidiary of the System and operates area hospitals in Rock Island, IL, Moline, IL, Bettendorf, IA, and Muscatine, IA
- The original 10-year NNN lease includes a one-time rent increase of 10% in 2019 (year 6)
- Lease is guaranteed by Trinity Regional Health System

Property Financials

	2016E	2017P	2018P	2019P	2020P
Gross Revenue	$377,437	$379,794	$382,208	$405,268	$414,646
Y / Y Growth		*0.6%*	*0.6%*	*6.0%*	*2.3%*
Operating Expenses	$113,917	$116,274	$118,690	$121,984	$124,775
Net Operating Income	$263,520	$263,520	$263,518	$283,284	$289,871
% Margin	*69.8%*	*69.4%*	*68.9%*	*69.9%*	*69.9%*
Y / Y Growth		*0.0%*	*(0.0%)*	*7.5%*	*2.3%*
TIs & LCs	$0	$0	$0	$0	$0
CapEx Reserve	1,464	1,497	1,532	1,567	1,604
Capital Costs	$1,464	$1,497	$1,532	$1,567	$1,604
Cash Flow Before DS	$262,056	$262,023	$261,986	$281,717	$288,267

Source(s): Company materials

KeyBanc Capital Markets

64

UnityPoint Moline – (Quad Cities Portfolio) Nearby Hospitals Name Type Beds Distance (mi) Genesis Medical Center - Silvis STAC 269 2.94 Trinity Moline STAC NA 3.48 Trinity Rock Island STAC 350 5.56 Detailed Area Map Demographic Summary 3 mile 5 mile 10 mile U .S. Average 2013 Population 46,895 98,940 265,843 - 2018 Population 46,646 98,872 270,624 - 2013-2018 Population Rate (0.11%) (0.01%) 0.36% 3.50% 2013 Households 20,752 42,384 110,094 - 2018 Households 20,720 42,535 112,515 - 2013 Median Households Income $47,485 $45,164 $45,245 $53,706 2018 Median Households Income $53,559 $51,236 $53,078 - 13-'18 Median Households Inc. Growth 2.44% 2.55% 3.24% - 2013 Households Income ≥$50K 9,940 19,412 50,753 - 2013 Population 75+ 4,502 8,509 19,672 - 2018 Population 75+ 4,851 9,096 21,650 - 13-'18 Population 75+ Growth 7.76% 6.90% 10.05% 10.70% 2013 Median Home Value $129,626 $122,133 $133,142 $191,227 2018 Median Home Value $170,937 $157,424 $173,617 - 2013 Unemployment Rate 7.40% 8.40% 7.30% 6.20% Source(s): Google Maps, American Hospital Directory, Inc., Company materials , SNL Financial, U.S. Census Bureau Hospital Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections 65

UnityPoint Moline – (Quad Cities Portfolio) Property: UnityPoint Moline Type: Single tenant MOB Square Footage: 14,640 Moline IL Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 66

Confidential Seniors Housing Property Overviews

Arcadian Cove Property Overview Location: Richmond, KY Type: NNN Assisted Living Purchase Price: $4,775,000 Purchase Date: 8/25/2015 Year Built / Renovated: 2009 2015 Cash NOI: $350,000 Occupancy: 100.0%(1) Primary Tenant: Meridian Senior Living Square Feet: 34,650 SF / 49 Units Remaining Lease Term: 14.4 yrs Units: 49 AL apartments Property Notes ▪ Property contains a total of 49 Assisted Living units (“ALF”) operated by Merdian Senior Living ▪ Purpose built in 2009 on a tract of land approximately 10.7 acres ▪ The Property is currently 94.1% occupied with a private pay census of 100% ▪ Current approximate rent coverage of 1.1x ▪ 15-year NNN lease that includes two, five year renewal options ▪ The lease payments increase by 2.5% annually Property Financials 2016E 2017P 2018P 2019P 2020P Gross Revenue $353,646 $361,740 $370,017 $378,482 $387,139 Y / Y Growth 2.3% 2.3% 2.3% 2.3% Operating Expenses $0 $0 $0 $0 $0 Net Operating Income $353,646 $361,740 $370,017 $378,482 $387,139% Margin 100.0% 100.0% 100.0% 100.0% 100.0% Y / Y Growth 2.3% 2.3% 2.3% 2.3% TIs & LCs $0 $0 $0 $0 $0 CapEx Reserve 0 0 0 0 0 Capital Costs $0 $0 $0 $0 $0 Cash Flow Before DS $353,646 $361,740 $370,017 $378,482 $387,139 Source(s): Company materials (1) Operating occupancy as of 3/31/2016 was 94.1% 68

Arcadian Cove Property: Arcadian Cove Assisted Living Type: NNN Assisted Living Square Footage: 34,650 Richmond KY Pelican property Demographic Summary 3 mile 5 mile 10 mile U .S. Average 2013 Population 18,767 38,245 74,961 - 2018 Population 19,564 39,925 77,925 - 2013-2018 Population Rate 0.84% 0.86% 0.78% 3.50% 2013 Households 6,620 14,904 29,029 - 2018 Households 6,966 15,611 30,260 - 2013 Median Households Income $28,694 $33,434 $40,149 $53,706 2018 Median Households Income $33,437 $39,716 $49,220 - 13-'18 Median Households Inc. Growth 3.11% 3.50% 4.16% - 2013 Households Income ≥$50K 1,932 5,289 12,103 - 2013 Population 75+ 732 2,027 3,748 - 2018 Population 75+ 802 2,316 4,364 - 13-'18 Population 75+ Growth 9.60% 14.24% 16.43% 10.70% 2013 Median Home Value $167,248 $146,722 $132,400 $191,227 2018 Median Home Value $181,946 $167,302 $150,642 - 2013 Unemployment Rate 12.10% 8.90% 8.00% 6.20% Source(s): Google Maps, American Hospital Directory, Inc., Company materials , SNL Financial, U.S. Census Bureau Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections 69

Cedarhurst of Collinsville

Property Overview

Location:	Collinsville, IL
Type:	RIDEA AL / MC
Purchase Price:	$11,600,000
Purchase Date:	8/21/2015
Year Built / Renovated:	2009
2015 Cash NOI:	$828,308
Occupancy:	94.7%
Primary Tenant:	Cedarhurst Senior Living, LLC
Square Feet:	56,700 SF / 71 Units
Margin:	36.6%
Units:	71 AL / MC Units



Property Notes

- The Property, operated by Frontier Management, contains one building with a total of 71 units, all of which offer both assisted living ("AL") and memory care ("MC") services
- The three-story, steel construction building was purpose built in 2008 and opened in 2009 (currently has an all private pay census)
- Three-year agreement with Frontier includes a 4.0% management fee and a 15% incentive fee
- Margin in the low 30% range

Property Financials

	2016E	2017P	2018P	2019P	2020P
Gross Revenue	$2,583,175	$2,653,118	$2,724,944	$2,798,702	$2,874,445
Y / Y Growth		2.7%	2.7%	2.7%	2.7%
Operating Expenses	$1,684,485	$1,721,226	$1,758,814	$1,797,267	$1,836,607
Net Operating Income	$898,691	$931,892	$966,130	$1,001,435	$1,037,838
% Margin	*34.8%*	*35.1%*	*35.5%*	*35.8%*	*36.1%*
Y / Y Growth		3.7%	3.7%	3.7%	3.6%
TIs & LCs	$50,000	$50,000	$50,000	$50,000	$50,000
CapEx Reserve	54,120	55,360	56,629	57,926	59,253
Capital Costs	$104,120	$105,360	$106,629	$107,926	$109,253
Cash Flow Before DS	$794,571	$826,532	$859,501	$893,509	$928,585

Source(s): Company materials

KeyBanc Capital Markets

70

Cedarhurst of Collinsville

Competition Detail

	0 - 3 Mile Radius	3 - 5 Mile Radius	5 - 10 Mile Radius
Existing Properties			
IL - # of Properties	0	0	2
IL - Average Age	NA	NA	29
AL - # of Properties	0	1	8
AL - Average Age	NA	10	10
IL Units	0	0	358
AL Units	0	103	535
MC Units	0	0	169
Total Units	0	103	1,062
Under Construction			
IL - # of Properties	0	0	0
AL - # of Properties	0	0	0
IL Units	0	0	0
AL Units	0	0	0
MC Units	0	0	0
Total Units	0	0	0
% of Total	***NA***	***0.0%***	***0.0%***
Total Units (Existing & Construction)	0	103	1,062

Demographic Summary

	3 mile	5 mile	10 mile	U.S. Average
2013 Population	33,771	57,121	262,334	-
2018 Population	33,308	57,191	263,253	-
2013-2018 Population Rate	(0.28%)	0.02%	0.07%	3.50%
2013 Households	14,172	23,181	103,370	-
2018 Households	14,015	23,248	103,981	-
2013 Median Households Income	$51,348	$56,308	$52,982	$53,706
2018 Median Households Income	$59,828	$68,884	$62,378	-
13-'18 Median Households Inc. Growth	3.10%	4.11%	3.32%	-
2013 Households Income ≥$50K	7,313	13,074	54,993	-
2013 Population 75+	2,229	3,542	16,265	-
2018 Population 75+	2,365	3,832	17,112	-
13-'18 Population 75+ Growth	6.10%	8.20%	5.21%	10.70%
2013 Median Home Value	$161,683	$171,171	$160,580	$191,227
2018 Median Home Value	$203,838	$217,415	$212,224	-
2013 Unemployment Rate	9.30%	9.70%	10.90%	6.20%

KeyBanc Capital Markets

Source(s): SNL Financial, U.S. Census Bureau, NIC Map
Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections

71

Cedarhurst of Collinsville Property: Cedarhurst of Collinsville Type: RIDEA AL / MC Units 71 AL / MC Units IL Collinsville Pelican property Competitors 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 72

Cedarhurst of Collinsville - Competition Detail

Competitors Within a 3 Mile Radius

Property Name	Year Opened	Property Status	Operator	Total Units: Total	Total Units: Open	Total Units: Const.	Independent Living: Open	Independent Living: Const.	Independent Living: Total	Assisted Living: Open	Assisted Living: Const.	Assisted Living: Total	Memory Care: Open	Memory Care: Const.	Memory Care: Total	Age
Cedarhurst of Collinsville	2009	Open	Dover Capital, LLC	71	71	0	0	0	0	54	0	54	17	0	17	7
			Total - 3 mile radius	***71***	***71***	***0***	***0***	***0***	***0***	***54***	***0***	***54***	***17***	***0***	***17***	***7***

Competitors Within a 5 Mile Radius

Property Name	Year Opened	Property Status	Operator	Total Units: Total	Total Units: Open	Total Units: Const.	Independent Living: Open	Independent Living: Const.	Independent Living: Total	Assisted Living: Open	Assisted Living: Const.	Assisted Living: Total	Memory Care: Open	Memory Care: Const.	Memory Care: Total	Age
Cambridge House of Maryville	2006	Open	Gardant Management Solutions	103	103	0	0	0	0	103	0	103	0	0	0	10
			Total - 5 mile radius	***103***	***103***	***0***	***0***	***0***	***0***	***103***	***0***	***103***	***0***	***0***	***0***	***10***

Competitors Within a 10 Mile Radius

Property Name	Year Opened	Property Status	Operator	Total Units: Total	Total Units: Open	Total Units: Const.	Independent Living: Open	Independent Living: Const.	Independent Living: Total	Assisted Living: Open	Assisted Living: Const.	Assisted Living: Total	Memory Care: Open	Memory Care: Const.	Memory Care: Total	Age
Bradford Place	1990	Open	Legacy Nursing Care Inc.	47	47	0	0	0	0	39	0	39	8	0	8	26
Cambridge House of O'Fallon	2003	Open	Gardant Management Solutions	106	106	0	0	0	0	106	0	106	0	0	0	13
Cambridge House of Swansea	2009	Open	Gardant Management Solutions	103	103	0	0	0	0	103	0	103	0	0	0	7

Source(s): NIC Map

Denotes ARC III property

KeyBanc Capital Markets

73

Cedarhurst of Collinsville - Competition Detail Competitors Within a 10 Mile Radius (Cont.) Total Units Independent Living Assisted Living Memory Care Property Name Year Property Operator Total Open Const. Open Const. Total Open Const. Total Open Const. Total Age Opened Status Cedarhurst of Edwardsville 2014 Open Dover Capital, LLC 54 54 0 0 0 0 0 0 0 54 0 54 2 Cedarhurst of Shiloh 2011 Open Dover Capital, LLC 95 95 0 8 0 8 56 0 56 31 0 31 5 Eden Retirement Community 1976 Open Unknown Stakeholder 261 261 0 187 0 187 74 0 74 0 0 0 40 (#2078) Fountain View Manor 2009 Open Frontier Management, LLC 46 46 0 0 0 0 0 0 0 46 0 46 7 Meridian Village - Lutheran Senior 1999 Open Lutheran Senior Services 243 243 0 163 0 163 66 0 66 14 0 14 17 Services Parkway Gardens 2010 Open Americare Systems Inc 44 44 0 0 0 0 28 0 28 16 0 16 6 The Fountains of Shiloh 2004 Open Good Neighbor Care 63 63 0 0 0 0 63 0 63 0 0 0 12 Centers Total - 10 mile radius 1,062 1,062 0 358 0 358 535 0 535 169 0 169 14 Source(s): NIC Map Denotes ARC III property 74

Confidential Preliminary Valuation

Summary of Preliminary Valuation Based on initial valuations, KeyBanc believes the portfolio will trade between $19.00 and $20.00 per share Pricing Method Implied Portfolio Price Range Based On NAV Analysis Portfolio Transaction Comps Discounted Cash Flow 2016 Public Comparables Cap Rate 2016 Public Comparables EV / EBITDA 2017 Public Comparables EV / EBITDA 2016 Public Comparables P / AFFO 2017 Public Comparables P / AFFO 2016 Public Comparables P / FFO 2017 Public Comparables P / FFO Implied Price Range $19.00 - $20.00 per share $21.47 $18.49 $20.79 $19 $21.29 $23.17 $24.44 ..66 $22.84 $18.78 $19.78 $17.21 $18.13 $15.51 $16.33 $16.64 $17.52 $15.01 $15.80 ▪ Individual Asset NAVs ▪ Portfolio transaction comparables ▪ WACC range of 8.25% - 8.75% and cap rate of 6.75% - 7.25% ▪ Based on 5.9% - 6.3% cap rate ▪ Based on 17.2x – 18.2x multiple ▪ Based on 14.8x – 15.7x multiple ▪ Based on 16.1x – 16.9x multiple ▪ Based on 14.6x– 15.4x multiple ▪ Based on 14.6x– 15.4x multiple ▪ Based on 13.3x– 14.0 multiple $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 Price per Share Note: above share prices assume a 2% disposition fee and $1.70 per share of net cash 76

Forward Projections ▪ Projections based on Pelican provided ARGUS and underwriting files ▪ G&A expenses are based on estimates provided by Pelican and grown at 3% annually ▪ Share count as of the 1st quarter of 2016 and is held constant through the projection period ($000s) 2016 2017 2018 2019 2020 Rental Revenue $11,553 $11,758 $11,898 $12,080 $12,261 Other Revenue 81 83 85 87 89 Vacancy Allowance (46) (173) (225) (226) (208) Total Tenant Revenue $11,589 $11,668 $11,757 $11,941 $12,141 Expense Recoveries $3,297 $3,384 $3,474 $3,596 $3,689 Total Revenue $14,885 $15,052 $15,232 $15,537 $15,831 Y / Y Growth 1.1% 1.2% 2.0% 1.9% Operating Expenses (5,451) (5,637) (5,774) (5,914) (6,062) Net Operating Income $9,435 $9,415 $9,458 $9,624 $9,768 Y / Y Growth (0.2%) 0.5% 1.8% 1.5% NOI Margin 63.4% 62.6% 62.1% 61.9% 61.7% G&A Expenses (1,315) (1,354) (1,395) (1,437) (1,480) EBITDA $8,120 $8,061 $8,063 $8,187 $8,288 Y / Y Growth (0.7%) 0.0% 1.5% 1.2% EBITDA Margin 54.5% 53.6% 52.9% 52.7% 52.4% Interest Expense (202) (198) (194) (158) 0 FFO $7,918 $7,863 $7,869 $8,028 $8,288 CapEx ($163) ($167) ($171) ($176) ($181) Tis & LCs (292) (281) (502) (615) (864) Adjustments to FFO ($455) ($447) ($673) ($791) ($1,045) AFFO $7,463 $7,415 $7,195 $7,237 $7,243 Share Count 6,846 6,846 6,846 6,846 6,846 Per Share Info FFO / Share $1.16 $1.15 $1.15 $1.17 $1.21 AFFO / Share $1.09 $1.08 $1.05 $1.06 $1.06 77

NAV Analysis

Units in millions except per unit values	Cap Rate			Ent. Value		Prior Acq. Price	$ SF Implied	
	High	Low	2016E NOI	Low	High	Total	Low	High
Medical Office Building Portfolio								
DaVita BayBreeze Dialysis Center	6.75%	7.00%	$0.1	$1.7	$1.7	1.7	$229.7	$238.2
RAI Cancer Center	7.00%	7.25%	0.3	4.8	5.0	4.8	321.6	333.1
DaVita Dialysis	7.00%	7.25%	0.2	2.7	2.8	2.7	304.0	314.9
Rockwall Medical Plaza	6.80%	7.05%	0.5	6.5	6.7	6.6	358.0	371.1
Decatur MOB	7.00%	7.25%	0.5	7.3	7.5	5.1	348.7	361.1
MetroHealth Buckeye Health Center	7.60%	7.85%	0.4	5.4	5.5	5.6	213.9	221.0
Phillips Professional Center	6.45%	6.70%	0.6	9.4	9.8	9.0	298.3	309.9
Illinois CancerCare Clinic	7.25%	7.50%	0.2	3.3	3.4	3.4	360.7	373.2
Galesburg VA Outpatient Clinic	7.00%	7.25%	0.2	2.5	2.6	2.6	254.6	263.6
Woodlake Office Center	6.80%	7.05%	1.0	14.4	14.9	14.9	396.0	410.6
Greenfield Medical Center	7.00%	7.25%	0.5	7.2	7.5	7.0	254.5	263.6
Lee Memorial Health System Outpatient Center	7.25%	7.50%	0.4	5.0	5.2	5.3	206.6	213.8
Beaumont Medical Center	6.67%	6.92%	1.2	16.7	17.3	13.7	473.6	491.3
Madison Medical Plaza	6.30%	6.55%	1.3	19.9	20.7	19.5	284.6	295.9
UnityPoint Muscatine	7.00%	7.25%	0.4	5.7	5.9	5.9	261.1	270.4
UnityPoint Moline	7.00%	7.25%	0.3	3.6	3.8	3.8	248.3	257.1
Medical Office Building Portfolio - Total			$8.2	$116.2	$120.4	$111.4	$308.5	$319.8
Implied Cap Rate - Medical Office Building				*7.0%*	*6.8%*			

Units in millions except per unit values	Cap Rate			Ent. Value		Prior Acq. Price	$ Unit Implied - ($000s)	
	High	Low	2016E NOI	Low	High	Total	Low	High
Seniors Housing Portfolio								
Arcadian Cove Assisted Living	7.25%	7.50%	$0.4	$4.7	$4.9	$4.8	$96.2	$99.5
Cedarhurst of Collinsville	7.00%	7.25%	0.9	12.4	12.8	11.6	174.6	180.8
Seniors Housing Portfolio - Total			$1.3	$17.1	$17.7	$16.4	$142.6	$147.6
Implied Cap Rate - Seniors Housing				*7.3%*	*7.1%*			
Total Portfolio			$9.4	$133.3	$138.2	$127.8	NA	NA
Implied Cap Rate - Total Portfolio				*7.1%*	*6.8%*			

KeyBanc Capital Markets

78

Portfolio Transaction Comparables – MOBs

Announce Date	Close Date	Buyer	Seller	Property Count	% of Portfolio Acquired	Total Purchase Price ($ million)	Total Sq.Ft.	Valuation ($ / Sq.Ft.)	Cap Rate	Occupancy (%)
4/5/2016	Pending	Physicians Realty Trust	Catholic Health Initiatives	52	100.0%	$692	3,159,495	$219	6.3%	94.4%
6/30/2015	8/4/2015	CPPIB and HCN	G&L Realty	8	50.5%	449	437,875	1,025	5.8%	ND
8/4/2015	6/30/2015	HCP, Inc.	Memorial Hermann Health System	11	100.0%	225	1,203,209	187	5.7%	ND
6/3/2014	6/19/2014	Healthcare Trust of America, Inc.	ProMed	6	100.0%	200	444,000	450	ND	96.0%
9/30/2013	1/21/2014	Harrison Street Real Estate Capital, LLC	Washington Real Estate Investment Trust	19	100.0%	497	1,520,000	327	6.7%	ND
7/30/2012	10/19/2012	HCP, Inc.	The Boyer Company	12	100.0%	186	758,000	245	7.2%	88.0%
1/31/2012	1/31/2012	Lasalle Investment Management Inc.	Kilroy Realty Corp.	2	100.0%	148	253,676	581	ND	ND
11/12/2010	1/31/2011	CommonWealth REIT	Senior Housing Properties Trust	27	100.0%	470	2,800,000	168	9.0%	95.0%
12/15/2010	12/15/2010	Welltower Inc.	Not Disclosed	5	100.0%	141	353,000	399	7.6%	ND
7/15/2009	9/22/2009	Healthcare Trust of America, Inc.	Greenville Hospital System	16	100.0%	163	856,000	190	7.5%	ND
11/10/2008	12/29/2008	Healthcare Realty Trust	Carolinas HealthCare System	15	100.0%	162	765,000	212	7.0%	90.0%
6/3/2007	8/1/2007	HCP Inc	Slough Estates USA AKA SEGRO	83	100.0%	2,900	5,200,000	558	6.3%	82.0%
7/12/2004	7/30/2004	Healthcare Realty Trust	Baylor Health Care System	20	100.0%	133	1,000,000	133	8.5%	96.0%
10/1/2003	10/5/2003	GE JV Health Care Property Investors	Medcap Properties LLC	100	100.0%	460	5,500,000	84	ND	ND
7/19/2001	10/22/2001	Health Care Property Investors	Boyer Co	18	100.0%	126	863,759	146	ND	ND

		Property Count	Total Purchase Price ($ million)	Total Sq.Ft.	Valuation ($ / Sq.Ft.)	Cap Rate	Occupancy (%)
All MOB Transaction Comparables	**High**	**100**	**$2,900**	**5,500,000**	**$1,025**	**5.7%**	**96.0%**
	Average	**26**	**$463**	**1,674,268**	**$328**	**7.1%**	**91.6%**
	Median	**16**	**$200**	**863,759**	**$219**	**7.0%**	**94.4%**
	Low	**2**	**$126**	**253,676**	**$84**	**9.0%**	**82.0%**
KBCM Selected Comparables	**High**	**52**	**$692**	**3,159,495**	**$399**	**5.7%**	**95.0%**
	Average	**20**	**$339**	**1,521,386**	**$248**	**7.1%**	**92.5%**
	Median	**16**	**$225**	**1,203,209**	**$219**	**7.2%**	**94.4%**
	Low	**5**	**$141**	**353,000**	**$168**	**9.0%**	**88.0%**

Note: Highlighted transactions indicate KBCM selected comparables
Note: ND = Not Disclosed

KeyBanc Capital Markets

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Portfolio Transaction Comparables – Seniors Housing

Announce Date	Close Date	Buyer	Seller	Property Count	% of Portfolio Acquired	Total Purchase Price ($ million)	Total Units / Beds	Valuation ($ / Bed / Units)	Cap Rate	Occupancy (%)
4/6/2016	Pending	National Health Investors	Legend Healthcare	8	100.0%	$119	931 Beds	$127,282	ND	ND
2/1/2015	2/1/2015	Omega Healthcare	10 Skilled Nursing Facility	10	100.0%	170	985 Beds	172,589	8.5%	ND
9/15/2015	12/2/2015	NHI JV G-A Healthcare REIT III	Trilogy Healthcare Services LLC	97	96.0%	1,172	10,000 Beds	117,188	7.4%	92.0%
6/15/2015	12/1/2015	Genesis Healthcare	Revera Inc	24	100.0%	240	3,000 Beds	80,000	ND	ND
11/3/2015	11/3/2015	Welltower JV CPP Investment Board	Kayne Anderson	6	100.0%	569	1,930 Units	294,819	6.6%	ND
12/22/2014	9/28/2015	Senior Housing Properties Trust	CNL Lifestyle Properties, Inc.	38	100.0%	790	3,466 Units	227,928	7.0%	93.0%
12/22/2015	3/30/2015	New Senior Investment Group	Hawthorn Retirement Group	17	100.0%	435	2,082 Units	208,934	6.3%	92.6%
4/23/2014	9/2/2014	HCP Inc JV with Brookdale	Brookdale Senior Living	14	100.0%	1,200	7,000 Units	171,429	8.0%	ND
8/4/2014	8/4/2014	Harrison Street RE Capital	Brightview Senior Living	11	100.0%	520	1,600 Units	325,000	ND	92.2%
2/20/2014	7/31/2014	Brookdale Senior Living	Emeritus	497	100.0%	2,800	45,173 Units	61,984	6.5%	87.1%
3/14/2014	5/9/2014	NorthStar Realty Finance	Formation Capital & Safanad Limited	80	100.0%	1,050	8,500 Beds	123,529	9.4%	ND
3/31/2014	3/31/2014	Welltower	PSP Investments	10	47.0%	821	ND	ND	6.0%	ND
1/7/2014	12/20/2013	Griffin-American Healthcare REIT II, Inc	Senior Lifestyle Corp	4	100.0%	310	1,209 Units	256,410	ND	93.6%
9/16/2013	11/27/2013	Omega Healthcare	Ark Holdings Inc AKA Behrman Capital	56	100.0%	529	5,624 Beds	94,061	10.6%	ND
1/15/2013	1/15/2013	Brookdale Senior Living		12	100.0%	162	871 Units	186,108	ND	ND
12/31/2012	12/31/2012	Omega Healthcare	14 Facilities	14	100.0%	203	1,830 Beds	111,148	ND	ND
4/16/2012	5/1/2012	Ventas	Sunrise Senior Living	16	100.0%	362	1,274 Units	284,144	7.0%	80.0%
2/27/2011	7/1/2011	Ventas	Nationwide Health Properties	569	100.0%	7,600	41,399 Units	183,579	5.8%	83.3%
10/22/2010	5/12/2011	Ventas	Atria Senior Living Group Inc	118	100.0%	3,100	13,500 Units	229,630	6.5%	87.0%
2/15/2011	3/28/2011	Welltower JV Benchmark Senior Living	GPT	34	100.0%	890	3,009 Units	295,779	7.0%	ND
10/9/2009	11/18/2009	Brookdale Senior Living	Sunrise Senior Living	18	100.0%	190	1,197 Units	158,730	7.0%	91.1%
8/15/2007	8/15/2007	Emeritus	HCP Inc	41	100.0%	502	3,732 Units	134,378	6.1%	ND
5/2/2006	10/5/2006	Health Care Property Investors	CNL Retirement Properties	271	100.0%	5,300	21,857 Units	242,485	6.8%	ND
		All Senior Housing Comparables	**High**	**97**		**$1,171.9**	**10,000**	**172,589**	**7.4%**	**92.0%**
			Average	**85**		**$1,262.3**	**8,190**	**185,779**	**7.2%**	**89.2%**
			Median	**10**		**$170.0**	**985**	**127,282**	**7.9%**	**92.0%**
			Low	**8**		**$118.5**	**931**	**117,188**	**8.5%**	**92.0%**
		KBCM Selected Comparables	**High**	**569**		**$7,600.0**	**45,173**	**325,000**	**5.8%**	**93.0%**
			Average	**105**		**$1,495.3**	**10,208**	**219,005**	**6.7%**	**88.3%**
			Median	**17**		**$790.0**	**2,546**	**218,431**	**6.6%**	**89.1%**
			Low	**6**		**$162.1**	**871**	**61,984**	**8.0%**	**80.0%**

Note: Highlighted transactions indicate KBCM selected comparables
Note: ND = Not Disclosed

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Precedent Transaction Analysis Medical Office Buildings 2016E NOI Square Feet Metric $8.2 376,573 Portfolio Transaction Metrics Cap Rate $/ Square Foot Low 9.0% $168 Average 7.1% $248 Median 7.2% $219 High 5.7% $399 Implied Valuation Cap Rate $/ Square Foot Low $90.9 $63.2 Average $114.4 $93.4 Median $113.6 $82.5 High $143.5 $150.4 Weighted Average Valuation $114.7 $91.7 Seniors Housing 2016E NOI Units Metric $1.3 120 Portfolio Transaction Metrics Cap Rate $/ Unit Low 8.0% $61,984 Average 6.7% $219,005 Median 6.6% $218,431 High 5.8% $325,000 Implied Valuation Cap Rate $/ Unit Low $15.7 $7.4 Average $18.7 $26.3 Median $19.0 $26.2 High $21.6 $39.0 Weighted Average Valuation $18.8 $25.6 Blended Valuation - Portfolio 2016E Cap Rate Units / Sq. Ft. Metric $9.4 115 Units / 376,573 Implied Portfolio Transaction Metrics Low 8.9% NA Average 7.1% NA Median 7.1% NA High 5.7% NA Implied Valuation Cap Rate $/ Unit or Sq. Ft. Low $106.4 $70.6 Average $133.1 $119.7 Median $132.5 $108.7 High $165.1 $189.4 Average Valuation $133.4 $117.3 Note: Weighted average valuation weighted as 10% Low Valuation, 40% Average Valuation, 40% Median Valuation and 10% High Valuation 81

Discounted Cash Flow KeyBanc performed a discounted cash flow analysis to estimate Pelican’s intrinsic value Projections 2016 2017 2018 2019 2020 Managed Property Revenue $14.9 $15.1 $15.2 $15.5 $15.8 Operating Expenses (1.4) (1.5) (1.5) (1.5) (1.6) Property & Liability Insurance (1.6) (1.7) (1.7) (1.8) (1.8) Other Expense (2.0) (2.1) (2.1) (2.2) (2.2) Management Fee (0.5) (0.5) (0.5) (0.5) (0.5) Total Expenses (5.5) (5.6) (5.8) (5.9) (6.1) Net Operating Income $9.4 $9.4 $9.5 $9.6 $9.8 NOI Growth% (0.2%) 0.5% 1.8% 1.5% Less: Tis & LCs (0.3) (0.3) (0.5) (0.6) (0.9) Less: CapEx (0.2) (0.2) (0.2) (0.2) (0.2) Net Other Cash Flow Items ($0.5) ($0.4) ($0.7) ($0.8) ($1.0) Unlevered Free Cash Flow (FCF) $9.0 $9.0 $8.8 $8.8 $8.7 Unlevered FCF Growth% (0.1%) (2.0%) 0.5% (1.2%) Discount Factor (1) 0.960 0.885 0.816 0.752 0.693 Present Value of FCF $8.6 $7.9 $7.2 $6.6 $6.0 Discounted Free Cash Flow Valuation 2021 NOI $10.1 Exit Cap Rate 7.00% Implied Terminal Value $143.7 Total Present Value of FCF $36.4 Present Value of Terminal Value 95.6 Enterprise Value $132.0 Plus: Cash 16.7 Less: Debt (5.1) Equity Value $143.6 Implied Enterprise Value Exit Cap Rate 6.50% 6.75% 7.00% 7.25% 7.50% 8.00% $142.1 $138.2 $134.6 $131.2 $128.1 WACC 8.25% 140.7 136.9 133.3 130.0 126.8 8.50% 139.3 135.5 132.0 128.7 125.6 8.75% 138.0 134.2 130.7 127.4 124.4 9.00% 136.6 132.9 129.4 126.2 123.2 Note: Based on KBCM investment banking estimates (1) Assumes a 8.50% WACC as well as the mid-year convention 82

Financials by Segment

- Projections based on Pelican provided ARGUS and underwriting files
- The Medical Office Building segment consists of 17 properties, while the Senior Housing segment consists of 2 properties
- G&A expenses are allocated based on segment NOI
- The mortgage interest on the Phillips Portfolio is allocated 100% to the medical office building segment
- Share count as of the 1st quarter of 2016 and is held constant through the projection period

	2016 Projected			2017 Projected		
$ 000s	**Medical Office Buildings**	**Seniors Housing**	**Total**	**Medical Office Buildings**	**Seniors Housing**	**Total**
Rental Revenue	$8,609	$2,944	$11,553	$8,729	$3,029	$11,758
Other Revenue	81	0	81	83	0	83
Vacancy Allowance	(38)	(7)	(46)	(165)	(7)	(173)
Total Tenant Revenue	$8,652	$2,937	$11,589	$8,646	$3,022	$11,668
Expense Recoveries	$3,297	$0	$3,297	$3,384	$0	$3,384
Total Revenue	**$11,949**	**$2,937**	**$14,885**	**$12,030**	**$3,022**	**$15,052**
Y / Y Growth						
Operating Expenses	(3,766)	(1,684)	(5,451)	(3,912)	(1,725)	(5,637)
Net Operating Income	**$8,182**	**$1,252**	**$9,435**	**$8,118**	**$1,297**	**$9,415**
NOI Margin	*68.5%*	*42.6%*	*63.4%*	*67.5%*	*42.9%*	*62.6%*
G&A Expenses	(1,140)	(175)	(1,315)	(1,168)	(187)	(1,354)
EBITDA	**$7,042**	**$1,078**	**$8,120**	**$6,950**	**$1,111**	**$8,061**
EBITDA Margin	*58.9%*	*36.7%*	*54.5%*	*57.8%*	*36.8%*	*53.6%*
Interest Expense	(202)	0	(202)	(198)	0	(198)
FFO	**$6,840**	**$1,078**	**$7,918**	**$6,752**	**$1,111**	**$7,863**
CapEx	($108)	($54)	($163)	($111)	($55)	($167)
Tis & LCs	(242)	(50)	(292)	(231)	(50)	(281)
Adjustments to FFO	($351)	($104)	($455)	($342)	($105)	($447)
AFFO	**$6,489**	**$974**	**$7,463**	**$6,410**	**$1,005**	**$7,415**
Share Count	6,846	6,846	6,846	6,846	6,846	6,846
Per Share Info						
FFO / Share	$1.00	$0.16	$1.16	$0.99	$0.16	$1.15
AFFO / Share	$0.95	$0.14	$1.09	$0.94	$0.15	$1.08

KeyBanc Capital Markets

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Public Comps Valuation Matrix – 2016

$ in 000s	Medical Office Buildings P / FFO	Medical Office Buildings P / AFFO	Medical Office Buildings EV / EBITDA	Medical Office Buildings Cap Rate	Seniors Housing P / FFO	Seniors Housing P / AFFO	Seniors Housing EV / EBITDA	Seniors Housing Cap Rate	Total Portfolio P / FFO	Total Portfolio P / AFFO	Total Portfolio EV / EBITDA	Total Portfolio Cap Rate
2016 Implied Valuation												
Metric	$6,840	$6,489	$7,042	$8,182	$1,078	$974	$1,078	$1,252	$7,918	$7,463	$8,120	$9,435
Peer Multiple	17.9x	19.6x	21.1x	5.1%	11.2x	12.0x	14.2x	7.5%	17.0x	18.6x	20.2x	5.3%
Market Cap	**$122,352**	**$127,422**	**$158,149**	**$169,109**	**$12,043**	**$11,720**	**$17,546**	**$19,003**	**$134,395**	**$139,142**	**$175,696**	**$188,112**
Plus: Debt	5,069	5,069	5,069	5,069	0	0	0	0	5,069	5,069	5,069	5,069
Less: Cash	(14,467)	(14,467)	(14,467)	(14,467)	(2,214)	(2,214)	(2,214)	(2,214)	(16,681)	(16,681)	(16,681)	(16,681)
Enterprise Value	**$112,954**	**$118,024**	**$148,752**	**$159,712**	**$9,828**	**$9,506**	**$15,332**	**$16,789**	**$122,783**	**$127,531**	**$164,084**	**$176,500**
Enterprise Value Discount to Peers - based on 2016												
0.0%	$112,954	$118,024	$148,752	$159,712	$9,828	$9,506	$15,332	$16,789	$122,783	$127,531	$164,084	$176,500
(5.0%)	$107,307	$112,123	$141,314	$151,726	$9,337	$9,031	$14,565	$15,949	$116,644	$121,154	$155,879	$167,675
(10.0%)	$101,659	$106,222	$133,877	$143,740	$8,845	$8,556	$13,799	$15,110	$110,504	$114,778	$147,675	$158,850
(15.0%)	$96,011	$100,321	$126,439	$135,755	$8,354	$8,080	$13,032	$14,270	$104,365	$108,401	$139,471	$150,025
(20.0%)	$90,364	$94,419	$119,001	$127,769	$7,863	$7,605	$12,266	$13,431	$98,226	$102,024	$131,267	$141,200

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Public Comps Valuation Matrix – 2017 Medical Office Buildings Seniors Housing Total Portfolio P / FFO P / AFFO EV / Cap Rate P / FFO P / AFFO EV / Cap Rate P / FFO P / AFFO EV / Cap Rate $in 000s EBITDA EBITDA EBITDA 2017 Implied Valuation Metric $6,752 $6,410 $6,950 $8,118 $1,111 $1,005 $1,111 $1,297 $7,863 $7,415 $8,061 $9,415 Peer Multiple 16.2x 17.7x 18.1x NA 10.8x 11.6x 13.3x NA 15.4x 16.9x 17.4x NA Market Cap $109,169 $113,578 $134,999 NA $11,967 $11,671 $17,081 NA $121,136 $125,249 $152,080 NA Plus: Debt 5,069 5,069 5,069 NA 0 0 0 NA 5,069 5,069 5,069 NA Less: Cash (14,467) (14,467) (14,467) NA (2,299) (2,299) (2,299) NA (16,765) (16,765) (16,765) NA Enterprise Value $99,771 $104,180 $125,601 NA $9,668 $9,372 $14,782 NA $109,440 $113,552 $140,383 NA Enterprise Value Discount to Peers - based on 2017 0.0% $99,771 $104,180 $125,601 NA $9,668 $9,372 $14,782 NA $109,440 $113,552 $140,383 NA (5.0%) $94,783 $98,971 $119,321 NA $9,185 $8,904 $14,043 NA $103,968 $107,875 $133,364 NA (10.0%) $89,794 $93,762 $113,041 NA $8,702 $8,435 $13,304 NA $98,496 $102,197 $126,345 NA (15.0%) $84,806 $88,553 $106,761 NA $8,218 $7,967 $12,565 NA $93,024 $96,520 $119,326 NA (20.0%) $79,817 $83,344 $100,481 NA $7,735 $7,498 $11,826 NA $87,552 $90,842 $112,307 NA 85

Confidential Appendix

Confidential Benchmarking Analysis

Public Market Overview

($ in millions, except per share data)

Company	Price 6/14/2016	Market Cap	Enterprise Value	EV/'16E EBITDA	P / FFO 2016E	P / FFO 2017E	P / AFFO 2016E	P / AFFO 2017E	Dividend Yield	Net Debt + Prefs / EV	Net Debt + Prefs / 16E EBITDA	Price to Cons. NAV	Implied Nominal Cap Rate
Senior Housing Focused Peers													
Omega Healthcare Investors, Inc.	$32.85	$6,509.0	$11,078.3	13.6x	10.1x	9.8x	10.8x	10.6x	7.0%	38.0%	5.2x	104.4%	7.56%
Senior Housing Properties Trust	18.99	4,509.6	7,967.9	13.1x	10.1x	10.1x	11.2x	11.5x	8.1%	43.4%	5.7x	85.5%	8.57%
Medical Properties Trust, Inc.	14.75	3,512.9	6,708.1	14.3x	11.3x	11.3x	12.3x	12.2x	6.2%	47.6%	6.8x	116.5%	6.98%
National Health Investors, Inc.	71.00	2,728.5	3,645.9	15.4x	14.6x	13.8x	16.3x	15.3x	5.1%	24.9%	3.8x	120.1%	5.70%
Care Capital Properties, Inc.	25.41	2,133.0	3,652.0	12.5x	8.9x	8.9x	9.2x	9.8x	8.9%	41.6%	5.2x	92.2%	8.85%
LTC Properties, Inc.	49.31	1,881.9	2,465.9	17.5x	16.0x	15.3x	17.6x	16.3x	4.3%	23.7%	4.1x	131.1%	5.06%
Sabra Health Care REIT, Inc.	21.65	1,413.2	2,945.9	13.5x	9.7x	9.4x	10.4x	9.8x	7.8%	52.0%	7.0x	98.2%	9.25%
New Senior Investment Group Inc.	9.85	808.8	2,878.6	14.7x	7.4x	7.0x	8.7x	8.1x	10.4%	71.9%	10.6x	66.0%	7.56%
CareTrust REIT, Inc.	13.61	788.2	1,142.4	13.3x	12.5x	11.4x	11.8x	10.8x	5.0%	31.0%	4.1x	116.9%	7.61%
Senior Housing Focused Peers	**Average**	**$2,698.3**	**$4,720.6**	**14.2x**	**11.2x**	**10.8x**	**12.0x**	**11.6x**	**7.0%**	**41.6%**	**5.8x**	**103.4%**	**7.46%**
	Median	**$2,133.0**	**$3,645.9**	**13.6x**	**10.1x**	**10.1x**	**11.2x**	**10.8x**	**7.0%**	**41.6%**	**5.2x**	**104.4%**	**7.56%**
Diversified Peers													
Welltower Inc.	$72.91	$26,028.5	$40,707.6	18.3x	16.0x	15.4x	17.9x	17.4x	4.7%	34.9%	6.4x	121.4%	5.65%
Ventas, Inc.	68.61	23,447.0	34,798.8	19.0x	16.5x	16.1x	18.3x	17.9x	4.2%	32.5%	6.2x	133.2%	5.34%
HCP, Inc.	34.50	16,317.2	27,926.4	16.1x	12.4x	12.6x	13.4x	14.8x	6.6%	40.1%	6.5x	110.9%	6.92%
Diversified Peers	**Average**	**$21,930.9**	**$34,477.6**	**17.8x**	**15.0x**	**14.7x**	**16.5x**	**16.7x**	**5.2%**	**35.8%**	**6.3x**	**121.8%**	**5.97%**
	Median	**$23,447.0**	**$34,798.8**	**18.3x**	**16.0x**	**15.4x**	**17.9x**	**17.4x**	**4.7%**	**34.9%**	**6.4x**	**121.4%**	**5.65%**
MOB Focused Peers													
Healthcare Trust of America, Inc.	$31.20	$4,319.9	$5,998.4	21.3x	19.0x	17.9x	21.0x	19.8x	3.7%	27.6%	5.9x	118.9%	5.06%
Healthcare Realty Trust Incorporated	33.46	3,507.1	4,923.2	21.1x	20.0x	19.1x	22.6x	21.6x	3.6%	28.8%	6.1x	117.4%	5.27%
Physicians Realty Trust	19.84	2,742.5	3,157.4	21.0x	19.3x	16.2x	20.8x	17.3x	4.5%	11.3%	2.4x	115.6%	4.74%
Universal Health Realty Income Trust	56.35	751.5	1,041.6	NA	NA	NA	NA	NA	4.6%	27.9%	NA	NA	5.42%
Community Healthcare Trust Incorporated	19.26	248.3	301.7	NA	13.3x	11.4x	14.1x	12.2x	7.7%	17.7%	NA	100.6%	NA
MOB Focused Peers	**Average**	**$2,313.8**	**$3,084.5**	**21.1x**	**17.9x**	**16.2x**	**19.6x**	**17.7x**	**4.8%**	**22.6%**	**4.8x**	**113.1%**	**5.12%**
	Median	**$2,742.5**	**$3,157.4**	**21.1x**	**19.1x**	**17.1x**	**20.9x**	**18.5x**	**4.5%**	**27.6%**	**5.9x**	**116.5%**	**5.17%**
All Healthcare Peers	**Average**	**$5,979.2**	**$9,490.6**	**16.3x**	**13.6x**	**12.9x**	**14.8x**	**14.1x**	**6.0%**	**35.0%**	**5.7x**	**109.3%**	**6.60%**
	Median	**$2,742.5**	**$3,652.0**	**15.4x**	**12.9x**	**12.0x**	**13.8x**	**13.5x**	**5.1%**	**32.5%**	**5.9x**	**116.0%**	**6.31%**

Source: Capital IQ, Green Street Advisors and SNL Financial as of 6/14/2016

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Public Market Overview – Portfolio Benchmarking Senior Housing Focused Diversified MOB Focused OHI SNH MPW NHI (1) CCP LTC SBRA CTRE SNR HCN VTR HCP HTA (2) HR DOC (3) UHT CHCT% SNF 90.0% - - 37.2% 91.2% 46.0% 57.3% 77.0% - 19.9% 4.3% 25.8% - - - - -% AL/IL 10.0% 69.2% - 60.2% 4.3% 49.8% 42.1% 23.0% 100.0% 61.9% 62.1% 43.7% 2.9% - - - -% MOB - 28.5% 1.5% 1.0% - - - - - 17.4% 29.5% 19.4% 93.9% 88.9% 94.6% 79.4% 32.6%% Hospital - - 98.5% 1.5% 4.6% - 0.6% - - - 4.1% 1.4% 3.2% 6.5% 3.0% 9.5% -% Other - 2.3% - - - 4.2% - - - 0.8% - 9.8% - 4.5% 2.4% 11.1% 67.4% Total Enterprise $11,078.3 $7,967.9 $6,708.1 $3,645.9 $3,652.0 $2,465.9 $2,945.9 $1,142.4 $2,878.6 $40,707.6 $34,798.8 $27,926.4 $5,998.4 $4,923.2 $3,157.4 $1,041.6 $301.7 Value ($MM) P/ 2016E FFO 10.1x 10.1x 11.3x 14.6x 8.9x 16.0x 9.7x 12.5x 7.4x 16.0x 16.5x 12.4x 19.0x 20.0x 19.3x NA 13.3x Average 11.2x 15.0x 17.9x P/ 2016E FFO Source: Capital IQ, Green Street Advisors and SNL Financial as of 6/14/2016 Note: Percent of portfolio calculated by percent of Gross Asset Value (1) Percent of portfolio calculated by percent of revenue 89 (2) Percent of portfolio calculated by percent of ABR (3) Percent of portfolio calculated by percent of cash NOI

Benchmarking Analysis – Operating Metrics Number of States 60 47 49 50 45 44 41 States 40 37 36 36 31 30 30 29 29 of Number 30 20 10 0 HCP HCN SNH OHI SNR SBRA CCP NHI HR LTC HTA MPW VTR Interest Coverage 25.0x 22.2x 20.4x 20.0x Coverage 15.0x Interest 10.0x 8.0x 7.2x 6.7x 6.5x 4.6x 4.5x 4.3x 4.2x 3.7x 3.6x 3.0x 5.0x 0.0x Number of Properties Average: 31 1600 1490 1400 1235 1168 1200 $960 Properties 1000 27 800 of 20 19 18 Number 600 428 351 314 400 215 200 DOC CTRE UHT CHCT 0 HCN VTR HCP OHI SNH CCP HTA LTC Enterprise Value Average: 6.4x $50,000 .6 .8 $45,000 $$$40,000 ..4 ( $35,000 $Value $30,000 $25,000 .3 Enterprise $20,000 $.9 .1 $15,000 .4 .2 2.9x 2.6x $10,000 $$$$2.3x 1.8x $5,000 $0 205 199 196 HR NHI MPW$.0 $.9 $.4 178 167 154 148 63 46 SBRA DOC SNR CTRE UHT CHCT Average: $9,491m $.9 $.6 $.9 $.4 $.6 $.7 Average: 442 Properties CCP CHCT DOC LTC UHT NHI VTR HCN HTA OHI HR SNH MPW Source: Company filings and SNL Financial as of 3/31/2016 Peer Market Data as of 6/14/2016 SBRA CTRE SNR HCP OHI SNH MPW NHI CCP LTC SBRA SNR CTRE HCN VTR HCP HTA HR DOC UHT CHCT 90

Benchmarking Analysis – Valuation Metrics 2016 FFO Multiple 20.0x 20.0x 19.3x 19.0x 16.5x 16.0x 16.0x Mulitple 12.0x FFO 2016E 8.0x 4.0x 0.0x HR DOC HTA VTR LTC Price / Consensus NAV 140% 131% 121% 120% 119% 133% 120% NAV 100% Cons. to 80% Price 60% 40% 20% 0% LTCHCN NHI HTA VTR 2016 AFFO Multiple Average: 13.6x 25.0x 22.6x 21.0x 20.8x 16.0x 14.6x 20.0x 18.3x 17.9x 17.6x 13.3x 12.5x 12.4x Mulitple 11.3x 10.1x 10.1x 15.0x 9.7x AFFO 8.9x 7.4x 2016E 10.0x 5.0x NA HCN NHI CHCT CTRE HCP MPW SNH OHI SBRA CCP SNR UHT 0.0x HR HTA DOC VTR HCN LTC Implied Nominal Cap Rate Average: 6.7% 10.0% 8.9% 8.6% 117% 117% 117% 116% 9.2% 111% 7.7% 7.7% 104% 7.6% 101% 98% 8.0% 92% Rate 86% Cap 6.0% 66% Nominal Implied 4.0% 2.0% NA HR CTRE MPW DOC HCP OHI CHCT SBRA CCP SNH SNR UHT 0.0% CCP SNH CTRE OHI SNR SBRA Average: 14.8x 16.3x 14.1x 13.4x 12.3x 11.8x 11.2x 10.8x 10.4x 9.2x 8.7x NA NHI CHCT HCP MPW CTRE SNH OHI SBRA CCP SNR UHT Average: 6.7% 7.1% 7.1% 5.9% 5.9% 5.4% 5.4% 5.4% 5.3% 5.2% 5.0% NA MPW HCP HCN NHI HR VTR UHT LTC HTA DOC CHCT Source: Company filings and SNL Financial as of 3/31/2016 Peer Market Data as of 6/14/2016 91

Benchmarking Analysis – Leverage and Yield Metrics Net Debt + Preferred / 2016E EBITDA 12.0x 10.6x EBITDA 10.0x 2016E 8.0x 7.0x 6.8x 6.5x 6.4x 6.2x 6.1x 5.9x / Preferred 6.0x + Debt 4.0x Net 2.0x 0.0x SNR SBRA MPW HCP HCN VTR HR HTA 2015 AFFO Payout Ratio 250% 222% Payout 200% AFFO 150% 106% 2015 99% 96% 92% 90% 89% 87% 100% 50% 0% DOC SNR SNH HCP HR HCN HTA CHCT Net Debt + Preferred / Enterprise Value Average: 5.7x 80.0% 71.9% Average: 35.0% Value 70.0% 60.0% 52.0% 47.6% Enterprise 43.4% 41.6% 40.1% 50.0% 38.0% 34.9% 5.7x 5.2x 5.2x 32.5% 31.0% / 40.0% 28.8% Preferred 27.9% 27.6% 24.9% 4.1x 4.1x 3.8x 30.0% 23.7% 17.7% 2.4x + 11.3% Debt 20.0% Net 10.0% NA NA 0.0% SNH CCP OHI LTC CTRE NHI DOC UHT CHCT SNR SBRA MPW SNH CCP HCP OHI HCN VTR CTRE HR UHT HTA NHI LTC CHCT DOC Current Dividend Yield Average: 94.8% 12.0% Average: 6.0% 10.4% 10.0% 8.9% 8.1% Yield 7.8% 7.7% 7.0% Dividend 8.0% 6.6% 6.2% 5.1% 5.0% 4.7% 4.6% Current 6.0% 4.5% 4.3% 4.2% 85% 84% 81% 79% 75% 75% 63% 4.0% 3.7% 3.6% 2.0% NA NA 0.0% LTC NHI OHI SBRA MPW VTR CTRE CCP UHT CCP SNH SBRA CHCT OHI HCP MPW NHI CTRE HCN UHT DOC LTC VTR HTA HR SNR Source: Company filings and SNL Financial as of 3/31/2016 Peer Market Data as of 6/14/2016 92

Benchmarking Analysis – MOB Peers MOB $Investment ($millions) Number of MOB Properties 6,000 Average: $2,703m 5,169 5,000 Investments 3,980 3,806 4,000 3,507 3,032 2,912 3,000 — MOBs 2,000 1,864 1,000 60 NA 0 HCN HTA HCP SNH HR DOC CHCT UHT VTR MOB Square Feet (000s) 25,000 Average: 11,073 sq. ft. ('000s) 19,800 20,000 17,154 17,117 Footage 15,000 15,010 12,823 Square 11,444 — 10,000 MOBs 5,798 mm)$5,000 512 NA 0 HCN HCP HTA HR SNH DOC CHCT UHT VTR Source: Company filings and SNL Financial as of 3/31/2016 Peer Market Data as of 6/14/2016 400 364 350 300 295 260 $Properties 250 227 # — 200 MOB ( 150 100 50 0 HTA HCN HCP VTR Acquisition Price / MOB Square Foot 350 322 300 265 261 254 250 Footage 200 Square 150 MOB 100 / Price 50 0 SNH VTR HTA DOC 177 158 HR DOC 232 227 HCN HR Average: 185 Properties 122 50 15 SNH UHT CHCT Average: $235.3 205 117 NA HCP CHCT UHT 93

Benchmarking Analysis – MOB Peers MOB – Occupancy 100% Average: 91% 96% 96% 95% 92% 92% 91% 91% Occupancy% 90% 88% 81% — 80% MOB 70% 60% SNH HCN HTA CHCT HCP VTR HR UHT DOC MOB 2016-2018 Lease Expirations as% of Total Leased SF 45% Average: 26.0% 41.6% Expiration 40% 39.3% 35% 33.9% Leases 30% 27.5% 26.6% Term 25% 20.5% 18.7% Near 20%% 15% 13.6% 12.2% — MOBs 10% 5% 0% HR CHCT UHT HTA HCN VTR DOC SNH HCP Source: Company filings and SNL Financial as of 3/31/2016 Peer Market Data as of 6/14/2016 (1) Percent of portfolio calculated by percent of ABR (2) Percent of portfolio calculated by percent of revenue MOB% of Total Portfolio by Gross Asset Value 100% 94.6% 93.9% Average: 53.8% 88.9% GAV) 79.4% 80% (By Portfolio 60%% — MOBs 40% 32.6% 29.5% 28.5% 19.4% 17.4% 20% 0% DOC HTA (1) HR (2) UHT CHCT VTR SNH HCP HCN% On Campus / Affiliated MOB SF 120% Average: 84.6% Affiliated 97.0% 95.2% 94.8% 100% 84.0% / Campus 80% 73.8% 62.9% On 60%% — MOBs 40% 20% NA NA NA 0% HCN HCP HR DOC VTR SNH UHT CHCT HTA 94

Benchmarking Analysis – Seniors Housing Peers Seniors Housing – Occupancy 95% 91% 90% 90% 90% 89% 88% 87% Occupancy 85%% 80% — Housing 75% Senior 70% 65% 60% SBRA HCN VTR SNR HCP LTC Seniors Housing EBITDARM Coverage 2.5x Coverage 2.0x 2.0x 1.6x EBITDARM 1.5x 1.4x 1.4x 1.3x 1.3x — 1.0x Housing Senior 0.5x 0.0x CTRE LTC SBRA SNH HCN HCP Source: Company filings and SNL Financial as of 3/31/2016 Peer Market Data as of 6/14/2016 (1) Percent of portfolio calculated by percent of total revenue Average: 88% 86% 85% NA SNH CTRE NHI Average: 1.4x 1.3x 1.3x NA SNR NHI VTR Seniors Housing Properties 1,000 Average: 369 Properties 922 900 800 767 Properties 700 600 510 # — 500 Housing 400 296 Senior 300 200 154 118 107 75 100 34 0 VTR HCP SNH SNR NHI LTC SBRA CTRE HCN Seniors Housing% of Total Portfolio by Gross Asset Value 100% 100.0% Average: 57% GAV) (By 80% 69.2% Portfolio 62.1% 61.9% 60.2% 60% 49.8%% — 43.7% 42.1% Housing 40% 23.0% Senior 20% 0% SNH VTR HCN NHI (1) LTC HCP SBRA CTRE SNR 95